As filed with the Securities and Exchange Commission on May 27, 2005
                                         Securities Act Registration No. 2-96546

                                Investment Company Act Registration No. 811-4265


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                         Pre-Effective Amendment No.                    [ ]

                         Post-Effective Amendment No.   32              [X]
                                                       ----

                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]


                              Amendment No. 29                           [X]
                                           ----


                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5220
                                                           --------------
                                 Rosanne Holtzer
                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue,
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                    Copy to:    MICHAEL R. ROSELLA, ESQ.
                                Paul, Hastings, Janofsky & Walker LLP
                                75 East 55th Street
                                New York, New York 10022
                                (212) 318-6800

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:  (check appropriate box)

                  [ ]  immediately upon filing pursuant to paragraph (b)
                  [X] on May 31, 2005 pursuant to paragraph (b)

                  [ ]  60 days after filing pursuant to paragraph (a)(1)
                  [ ]  on (date) pursuant to paragraph (a)(1)
                  [ ]  75 days after filing pursuant to paragraph (a)(2)
                  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

                  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
CONNECTICUT DAILY TAX                                  600 FIFTH AVENUE
FREE INCOME FUND, INC.                                 NEW YORK, NY 10020
                                                      (212) 830-5345
Class A Shares; Class B Shares                        (800) 433-1918 (Toll Free)
--------------------------------------------------------------------------------

PROSPECTUS
May 31, 2005


A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS

  2      Risk/Return Summary: Investments, Risks                 8  Management, Organization and Capital Structure
         and Performance                                         9  Shareholder Information
  5      Risk/Return Summary:  Fee Table                        19  Distribution Arrangements
  6      Investment Objectives, Principal Investment            21  Financial Highlights
         Strategies and Related Risks

The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

I.   RISK/RETURN SUMMARY: INVESTMENTS,
     RISKS AND PERFORMANCE

INVESTMENT OBJECTIVES
---------------------

     The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

     The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

(i)  Connecticut, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii) other states.

     These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

     The Fund intends to concentrate (i.e., invest 25% or more of the Fund's net assets) in Connecticut Municipal Obligations, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies or other financial institutions.

PRINCIPAL RISKS
---------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

o Because the Fund intends to concentrate in Connecticut Municipal Obligations, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in Connecticut Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of Connecticut are described in "Connecticut Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

RISK/RETURN BAR CHART AND TABLE
-------------------------------

     The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares for the last ten calendar years. The table shows the Fund's average annual total return for the last one, five and ten year periods for the Class A shares and the last one and five year periods for the Class B shares. The table also includes the Fund's average annual total return since inception for each Class. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for each Class may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.

  Connecticut Daily Tax Free Income Fund, Inc. - Class A (1)(2)(3)

[GRAPHIC OMITTED]

Calendar Year End   % Total Return
-----------------   ---------------
1995                3.04%
1996                2.59%
1997                2.74%
1998                2.55%
1999                2.30%
2000                3.04%
2001                1.87%
2002                0.58%
2003                0.17%
2004                0.27%

(1) As of March 31, 2005, the Class A shares of the Fund had a year to date return of 0.22%.

(2) The Fund's highest quarterly return for its Class A shares was 0.81% for the quarter ended June 30, 1995; the lowest quarterly return for its Class A shares was 0.01% for the quarter ended March 31, 2004.


(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.


Average Annual Total Returns - For the periods ended December 31, 2004

                                           Class A              Class B

          One Year                          0.27%                0.45%
          Five Years                        1.18%                1.38%
          Ten Years                         1.91%                N/A
          Since Inception*                  2.78%                1.91%

* The inception date for the Class A shares was May 23, 1985, and for Class B shares was October 10, 1996.



                                FEE TABLE
-------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares in the Fund.

SHAREHOLDER FEES
----------------
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases..........           None
Wire Redemption Fee...............................           $15.00*

* There is a $15.00 fee for all wire redemptions of less than $10,000.

ANNUAL FUND OPERATING EXPENSES
------------------------------
(expenses that are deducted from Fund assets)

                                                        CLASS A SHARES                 CLASS B SHARES
                                                        --------------                 --------------
Management Fees...................................            0.30%                          0.30%
Distribution and Service (12b-1) Fees.............            0.20%                          None
Other Expenses....................................            0.44%                          0.44%
  Administration Fees.............................    0.21%                          0.21%
                                                              -------                       -------
Total Annual Fund Operating Expenses..............            0.94%                          0.74%


EXAMPLE
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     1 Year      3 Years       5 Years     10 Years

                 Class A:            $96          $300          $520        $1,155
                 Class B:            $76          $237          $411        $  918


II.  INVESTMENT OBJECTIVES, PRINCIPAL
     INVESTMENT STRATEGIES AND
     RELATED RISKS

INVESTMENT OBJECTIVES
---------------------

     The Fund is a tax-exempt money market fund that seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

     The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

     Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and Connecticut personal income tax. This policy is fundamental and may not be changed without shareholder approval.

     With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investment and Risks - Taxable Securities" in the Statement of Additional Information.

     Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

     The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutiions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.

     The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other Connecticut Municipal Obligations.

     To the extent suitable Connecticut Municipal Obligations and territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to Connecticut personal income tax.

     The Fund will invest primarily in Connecticut Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

     With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality.

     With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

     The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

     The Fund's investment manager considers the following factors when buying and selling securities for the Fund's portfolio: (i) the availability of cash,
(ii) redemption requests, (iii) yield management, and (iv) credit management.

     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

     The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but that have been determined by the Fund's investment manager to be of comparable quality.

     For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

RISKS
-----

     The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

     By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Connecticut Municipal Obligations. However, the Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

     Because of the Fund's concentration in investments in Connecticut Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of Connecticut and its political subdivisions.

     The primary purpose of investing in a portfolio of Connecticut Municipal Obligations is the special tax treatment accorded Connecticut resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of Connecticut issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Description of the Fund and Its Investments and Risks
- Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

PORTFOLIO HOLDINGS
------------------

     A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission ("SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.


III. MANAGEMENT, ORGANIZATION AND
     CAPITAL STRUCTURE


     The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of April 30, 2005, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17.8 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

     Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended January 31, 2005, the Fund paid the Manager a management fee equal to 0.30% per annum of the Fund's average daily net assets.

     Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager under the Investment Management Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended January 31, 2005, the

Fund paid the Manager a fee for administrative services equal to 0.21% per annum for the Fund's average daily net assets.


     The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

     In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to 0.20% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses which are attributable to more than one Class of shares of the Fund will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

IV.  SHAREHOLDER INFORMATION

     The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly.

PRICING OF FUND SHARES
----------------------

     The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

     Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

     The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

PURCHASE OF FUND SHARES
-----------------------

     The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

     Investors may, if they wish, invest in the Fund through a Participating Organization with which they have accounts. Generally, all other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.


     The minimum initial investment in the Fund for both Classes of shares is
(i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000, (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations, and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100. The Fund may waive any minimum purchase requirements.


     Each shareholder, except those purchasing through Participating Organizations, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

INVESTMENTS THROUGH PARTICIPATING
ORGANIZATIONS - PURCHASE OF CLASS A SHARES
------------------------------------------

     Generally, investors purchasing shares through a Participating Organization become Class A shareholders and are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

     Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement, and (iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

     Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

     Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m. on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m. on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously.

INITIAL DIRECT PURCHASES OF CLASS B SHARES
------------------------------------------

     Investors who wish to invest in the Fund directly may obtain a current prospectus and the Fund application necessary to open an account by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918.


MAIL AND PERSONAL DELIVERY
--------------------------

     Investors may send or deliver a check made payable to "Connecticut Daily Tax Free Income Fund, Inc." along with a completed Fund application to:

     Connecticut Daily Tax Free Income Fund, Inc.
     Reich & Tang Funds
     600 Fifth Avenue-8th Floor
     New York, New York 10020

     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

BANK WIRE
---------

     To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the

Fund at (212) 315-1112. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

     The Bank of New York
     ABA # 021000018
     Reich & Tang Funds
     DDA # 8900403527
     For Connecticut Daily Tax Free
        Income Fund, Inc.
     Account of (Investor's Name)
                ------------------------------------
     Fund Account #
                    --------------------------------
     SS#/Tax ID#
                ------------------------------------

     An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

     There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

ELECTRONIC FUNDS TRANSFERS (EFT), PRE-
AUTHORIZED CREDIT AND DIRECT DEPOSIT PRIVILEGE
----------------------------------------------

     You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, including federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.


SUBSEQUENT PURCHASES OF SHARES
------------------------------

     Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

     Connecticut Daily Tax Free Income Fund, Inc.
     Mutual Funds Group
     P.O. Box 13232
     Newark, New Jersey 07101-3232

     There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

     Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.

REDEMPTION OF SHARES
--------------------

     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation that the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.


     A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

     When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

WRITTEN REQUESTS
----------------

     Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

     Connecticut Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue-8th Floor
     New York, New York 10020

     All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.

     Normally the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

CHECKS
------

     By making the appropriate election on their Fund application, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Investors who purchase Fund shares by check may not receive their redemption proceeds until the check has cleared, which can take up to 15 days following the date of purchase.

     There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

     Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholder's account a fee of up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

     Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

TELEPHONE
---------

     The Fund accepts telephone requests for redemption from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their addresses of record or, if in excess of $1,000, to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus, such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.


     A shareholder making a telephone withdrawal should call the Fund at (212) 830-5345 or toll free at (800) 433-1918 and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and
(v) the name of the person requesting the redemption. Usually, the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, if the redemption proceeds are being paid by wire (on the next Fund Business Day if paid by check). The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


GENERALLY
---------

     There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

     The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


     The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.


     The Fund reserves the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of a proposed mandatory redemption. During the notice period, a shareholder may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount.


     In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

SPECIFIED AMOUNT AUTOMATIC
WITHDRAWAL PLAN
--------------------------

     Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

     The election to receive automatic withdrawal payments may be made at the time of the original application by so indicating on the Fund application. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the Fund's transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

     The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

     Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

     All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder.


     Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

EXCHANGE PRIVILEGE
------------------

     Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc. and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.

     There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.


     The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event to an exchanging shareholder.


     Instructions for exchanges may be made by sending a signature guaranteed written request to:

     Connecticut Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue-8th Floor
     New York, New York 10020
or, for shareholders who have elected that option, by telephoning the Fund at
(212) 830-5345 or toll free at (800) 433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

FREQUENT TRADING
----------------



     The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

     Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

     Nonetheless, as indicated under "Pricing of Fund Shares" and "Exchange Privilege," the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change it policies relating to frequent trading at any time without prior notice to shareholders.


TAX CONSEQUENCES
----------------
FEDERAL INCOME TAXES
--------------------

     The Fund has elected and intends to continue to qualify as a regulated investment company under the Internal Revenue code (the "Code"). As a regulated investment company, dividends paid by the Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax, provided the Fund complies with the requirements of the Code regarding the qualification of the Fund to pay exempt-interest dividends, but may be subject to federal alternative minimum tax.


     The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax or that otherwise generate income that is not exempt from federal or state income tax; therefore, shareholders may receive some taxable income with respect to their shares in the Fund. Income exempt from federal income tax may nevertheless be subject to state and local income tax.

     Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

     The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.


     The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.


     For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

     Interest on certain private activity bonds will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

     With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

     The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

CONNECTICUT INCOME TAXES
------------------------

     The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, in the opinion of Day, Berry & Howard LLP, special Connecticut tax counsel to the Fund, dividends paid by the Fund that qualify as exempt-interest dividends for federal income tax purposes and that are correctly designated by the Fund as derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or any public instrumentality, state or local authority, district or similar public entity created under Connecticut law ("Connecticut Municipal Obligations") or from obligations the interest on which Connecticut is prohibited from taxing by federal law ("Territorial Municipal Obligations") are not subject to the Connecticut tax on the Connecticut taxable income of individuals, trusts and estates (the "Connecticut Personal Income Tax").

     Exempt-interest dividends that are not derived from Connecticut Municipal Obligations or Territorial Municipal Obligations and any other dividends of the Fund that are treated as ordinary income for federal income tax purposes are includible in a taxpayer's tax base for purposes of the Connecticut Personal Income Tax.


     While capital gain dividends are not anticipated by the Fund, capital gain dividends, whether received in cash or reinvested in additional shares of the Fund, and amounts, if any, in respect of undistributed long-term capital gains of the Fund, would be includible in a taxpayer's tax base for purposes of the Connecticut Personal Income Tax, as would gains, if any, recognized upon the redemption, sale, or exchange of shares of the Fund, except that, in the case of taxpayers holding shares of the Fund as capital assets, amounts treated as capital gain dividends for federal income tax purposes that are derived from Connecticut Municipal Obligations are not subject to the tax.


     Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than exempt-interest dividends derived from Connecticut Municipal Obligations or Territorial Municipal Obligations, may be subject to the net Connecticut minimum tax.

     All dividends paid by the Fund, including exempt-interest dividends, are includible in gross income for purposes of the Connecticut Corporation Business Tax payable by companies taxed as corporations. However, the Corporation Business Tax allows a deduction for a portion of amounts includible in gross income thereunder to the extent they are treated as dividends other than exempt-interest dividends or capital gain dividends for federal income tax purposes, but disallows deductions for expenses related to such amounts.

     Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

V.   DISTRIBUTION ARRANGEMENTS

RULE 12B-1 FEES
---------------

     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

     Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Class A shares only, a service fee equal to 0.20% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

     The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the cost of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund, (ii) to compensate Participating Organizations for providing assistance in distributing the Class A shares of the Fund, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

     Certain Participating Organizations receive distribution and servicing payments from the Distributor in amounts that exceed the payments the Distributor receives from the Fund pursuant to the Plan and Shareholder Servicing Agreement. The excess of such payments over the total payments the Distributor receives from the Fund represents payments made out of the Manager's and/or Distributor's own resources. Additional information regarding these payments can be found in the Fund's Statement of Additional Information.

VI.  FINANCIAL HIGHLIGHTS

     These financial highlights tables are intended to help you understand the Fund's Class A and Class B financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


Class A Shares                                                          Year Ended January 31,
--------------                                         --------------------------------------------------------
                                                         2005        2004        2003        2002        2001
                                                       --------    --------    --------    --------    --------

Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.............        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       --------    --------    --------    --------    --------
Income from investment operations:
     Net investment income.....................           0.003       0.001       0.005       0.017       0.030
     Net realized and unrealized gain (loss)
      on investments.........................            --           0.000       0.000       0.000      --
                                                       --------    --------    --------    --------    --------
     Total from investment operations..........           0.003       0.001       0.005       0.017       0.030
Less distributions from:
     Dividends from net investment income......          (0.003)     (0.001)     (0.005)     (0.017)     (0.030)
     Net realized gains on investments.........          --           0.000       0.000      --          --
                                                       --------    --------    --------    -------     --------
Total distributions............................          (0.003)     (0.001)     (0.005)     (0.017)     (0.030)
                                                       --------    -------     -------     -------     --------
Net asset value, end of year...................        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       ========    ========    ========    ========    ========
Total Return                                              0.33%       0.15%       0.54%       1.73%       3.03%
Ratios/Supplemental Data
Net assets, end of year (000)..................        $70,077     $ 74,910    $ 80,465    $ 73,847    $100,790
Ratios to average net assets:
     Expenses (net of fees waived) (a).........           0.93%       0.93%       0.91%       0.86%       0.86%
     Net investment income.....................           0.32%       0.15%       0.53%       1.83%       2.98%
     Shareholder servicing fees waived.........           0.01%       0.02%       0.00%       0.00%       0.00%
     Expenses paid indirectly..................           0.00%       0.00%       0.00%       0.00%       0.00%

(a)      Includes expenses paid indirectly



Class B Shares                                                          Year Ended January 31,
--------------                                         --------------------------------------------------------
                                                         2005        2004        2003        2002        2001
                                                       --------    --------    --------    --------    --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.............        $  1.00       $1.00     $  1.00     $  1.00     $  1.00
                                                       ---------   --------    --------    --------    --------
Income from investment operations:
     Net investment income.....................           0.005       0.003       0.007       0.020       0.032
     Net realized and unrealized gain (loss)
        on investments.........................          --           0.000       0.000       0.000      --
                                                       --------    --------    --------    --------    --------
     Total from investment operations..........           0.005       0.003       0.007       0.020       0.032
Less distributions from:
     Dividends from net investment income......          (0.005)     (0.003)     (0.007)     (0.020)     (0.032)
     Net realized gains on investments.........          --           0.000       0.000      --          --
                                                       --------    --------    --------    --------    --------
Total distributions............................          (0.005)     (0.003)     (0.007)     (0.020)     (0.032)
                                                       --------    --------    --------    --------    --------
Net asset value, end of year...................        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                       ========    ========    ========    ========    ========
Total Return...................................           0.52%       0.33%       0.75%       1.97%       3.25%
Ratios/Supplemental Data
Net assets, end of year (000)..................        $ 25,482    $ 22,735    $ 27,589    $ 31,453    $ 33,901
Ratios to average net assets:
     Expenses (net of fees waived) (a).........           0.74%       0.76%       0.70%       0.63%       0.65%
     Net investment income.....................           0.54%       0.32%       0.75%       1.98%       3.12%
     Expenses paid indirectly..................           0.00%       0.00%       0.00%       0.00%       0.00%

(a)      Includes expenses paid indirectly


--------------------------------------------------------------------------------

                      NOTICE OF REICH & TANG* PRIVACY POLICY

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.






* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.




                       THIS IS NOT PART OF THE PROSPECTUS

--------------------------------------------------------------------------------

A Statement of Additional Information
(SAI) dated May 31, 2005, includes
additional information about the Fund
and its investments and is incorporated                 CONNECTICUT
by reference into this Prospectus.                      DAILY TAX
Further information about Fund                          FREE INCOME
investments is available in the annual                  FUND, INC.
and semi-annual shareholder reports. You may obtain the SAI, the annual and semi-annual reports and other material incorporated by reference without charge by calling the Fund toll free at (800)
433-1918. You may also obtain the SAI
and the annual and semi-annual reports
without charge by visiting the Fund's
website at
http://www.money-funds.com/funds/index.
To request other information about the Fund, please call your financial intermediary or the Fund.

=======================================

=======================================
A current SAI has been filed with the
Securities and Exchange Commission.

Information about the Fund (including the
SAI) is also available from the Public
Reference Room of the Securities and                     PROSPECTUS
Exchange Commission. Information on the                  May 31, 2005
operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission's
Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section,
 Washington, D.C. 20549-0102.


811-4265


            Reich & Tang Distributors, Inc.
                  600 Fifth Avenue
                 New York, NY 10020
                     (212) 830-5345

CT5/05P

                                 JPMorgan Funds

                                   PROSPECTUS


                CONNECTICUT DAILY TAX FREE INCOME FUND, INC. AND

                  NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.



              J.P. Morgan Select Class of Shares ("Morgan Shares")
            Distributed through JPMorgan Distribution Services, Inc.


May 31, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


Risk/Return Summary: Investments, Risks and Performance for the Funds:

       Connecticut Daily Tax Free Income Fund, Inc.....................     2
       Risk/Return Summary: Fee Table..................................     5
       New Jersey Daily Municipal Income Fund, Inc. ...................     6
       Risk/Return Summary: Fee Table..................................     9

Investment Objectives, Principal Investment Strategies and
Related Risks for the Funds:

       Connecticut Daily Tax Free Income Fund, Inc. ...................    10
       New Jersey Daily Municipal Income Fund, Inc. ...................    13

Management, Organization and Capital Structure.........................    16

Shareholder Information................................................    17

Distribution Arrangements..............................................    31

Financial Highlights for the Funds:

       Connecticut Daily Tax Free Income Fund, Inc. ...................    33
       New Jersey Daily Municipal Income Fund, Inc. ...................    34


The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

I.RISK/RETURN SUMMARY:
  INVESTMENTS, RISKS AND
  PERFORMANCE
--------------------------------------

CONNECTICUT DAILY TAX FREE INCOME FUND, INC.

Investment Objectives

The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies

The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

(i) Connecticut, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii) other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund intends to concentrate (i.e., invest 25% or more of the Fund's net assets) in Connecticut Municipal Obligations, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies, or other financial institutions.

Principal Risks

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

o Because the Fund intends to concentrate in Connecticut Municipal Obligations, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments may entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in Connecticut Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of Connecticut are described in "Connecticut Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

Risk/Return Bar Chart and Table


The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in the annual total return of the Fund's Morgan shares for the last five calendar years. The table shows the Morgan shares' average annual total return for the one year, five year and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The Fund's current 7-day yield may be obtained by calling the Fund toll free at
(800) 480-4111.

--------------------------------------------------------------------------------
     Connecticut Daily Tax Free Income Fund, Inc.-Morgan Shares (1)(2)(3)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Calendar Year End    % Total Return
-----------------    ---------------
2000                    3.11%
2001                    1.81%
2002                    0.58%
2003                    0.17%


2004                    0.27%



(1) As of March 31, 2005, the Morgan shares of Connecticut Daily Tax Free Income Fund, Inc. had a year to date return of 0.22%.

(2) The Fund's highest quarterly return for the Morgan shares of Connecticut Daily Tax Free Income Fund, Inc. was 0.81% for the quarter ended December 31, 2000; the lowest quarterly return for the Morgan shares of Connecticut Daily Tax Free Income Fund, Inc. was 0.01% for the quarter ended March 31, 2004.


(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

     Average Annual Total Returns -

         For the periods ended December 31, 2004

                                         Morgan Shares of

                             Connecticut Daily Tax Free Income Fund, Inc.

     One Year                                 0.27%
     Five Year                                1.18%
     Since Inception*                         1.27%

     ---------------

     * The inception date for the Morgan shares was July 30, 1999.


                                      FEE TABLE
================================================================================

This table describes the fees and expenses that you may pay if you buy and hold Morgan shares of Connecticut Daily Tax Free Income Fund, Inc.



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                                          0.30%
Distribution and Service (12b-1) Fees                    0.20%

Other Expenses                                           0.44%

        Administration Fees                     0.21%
                                                        -------

Total Annual Fund Operating Expenses                     0.94%

The Fund's distributor voluntarily waived a portion of the 12b-1 Fees. After such waiver, the 12b-1 Fees were 0.19%. As a result, the actual Total Annual Fund Operating Expenses were 0.93%. This fee waiver arrangement may be terminated at any time at the option of the distributor.


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year     3 Years    5 Years     10 Years
                                   ------     -------    -------     --------

Morgan Shares                        $96        $300       $520       $1,155

NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.

Investment Objectives

The Fund seeks as high a level of current income exempt from regular federal income tax and, to the extent possible, New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies

The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

(i)  New Jersey, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii)other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund intends to concentrate (i.e., invest 25% or more of the Fund's net assets) in New Jersey Municipal Obligations, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations purchased from banks, insurance companies, or other financial institutions.

Principal Risks

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

o Because the Fund intends to concentrate in New Jersey Municipal Obligations, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments may entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in New Jersey Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of New Jersey are described in "New Jersey Risk Factors" in the Statement of Additional Information.

o Investors should understand that the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

Risk/Return Bar Chart and Table


The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in the annual total return of the Fund's Morgan shares over the last five calendar years. The table shows the Morgan shares' average annual total return for the one year, five year and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The Fund's current 7-day yield may be obtained by calling the Fund toll free at
(800) 480-4111.

--------------------------------------------------------------------------------
     New Jersey Daily Municipal Income Fund, Inc.-Morgan Shares (1)(2)(3)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Calendar Year End    % Total Return
-----------------    ---------------
2000                    3.11%
2001                    1.81%
2002                    0.56%
2003                    0.15%


2004                    0.28%



(1) As of March 31, 2005, the Morgan shares of New Jersey Daily Municipal Income Fund, Inc. has a year to date return of 0.22%.

(2) The Fund's highest quarterly return for the Morgan shares of New Jersey Daily Municipal Income Fund, Inc. was 0.81% for the quarter ended December 31, 2000; the lowest quarterly return for the Morgan shares of New Jersey Daily Municipal Income Fund, Inc. was 0.02% for the quarter ended September 30, 2003.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

     Average Annual Total Returns -

         For the periods ended December 31, 2004

                                             Morgan Shares of

                                   New Jersey Daily Municipal Income Fund, Inc.

         One Year                                 0.28%
         Five Year                                1.17%
         Since Inception*                         1.28%

         -------------

         * The inception date for the Morgan shares was July 9, 1999.

                                    FEE TABLE
================================================================================

This table describes the fees and expenses that you may pay if you buy and hold Morgan shares of New Jersey Daily Municipal Income Fund, Inc.


Annual Fund Operating Expenses
expenses that are deducted from Fund assets)


Management Fees                                          0.30%
Distribution and Service (12b-1) Fees                    0.20%

Other Expenses                                           0.43%

     Administration Fees                         0.21%
                                                        -------

Total Annual Fund Operating Expenses                     0.93%


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 Year     3 Years    5 Years   10 Years
                                    ------     -------    -------   --------

Morgan Shares                        $95        $296       $515      $1,143

II. INVESTMENT OBJECTIVES,
    PRINCIPAL INVESTMENT
    STRATEGIES AND
    RELATED RISKS
--------------------------------------

CONNECTICUT DAILY TAX FREE INCOME FUND, INC.

Investment Objectives

The Fund is a tax-exempt money market fund that seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and Connecticut personal income tax. This policy is fundamental and may not be changed without shareholder approval.

With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investment and Risks - Taxable Securities" in the Statement of Additional Information.

Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other Connecticut Municipal Obligations.

To the extent suitable Connecticut Municipal Obligations and territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to Connecticut personal income tax.

The Fund will invest primarily in Connecticut Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

The Fund's investment manager considers the following factors when buying and selling securities for the Fund's portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but that have been determined by the Fund's investment manager to be of comparable quality.

For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Connecticut Municipal Obligations. However, the Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund's concentration in investments in Connecticut Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of Connecticut and its political subdivisions.

The primary purpose of investing in a portfolio of Connecticut Municipal Obligations is the special tax treatment accorded Connecticut resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of Connecticut issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Description of the Fund and Its Investments and Risks - Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

Portfolio Holdings

A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission (the "SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.


NEW JERSEY DAILY MUNICIPAL INCOME FUND, INC.

Investment Objectives

The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both regular federal and New Jersey gross income tax. This policy is fundamental and may not be changed without shareholder approval.

With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to regular federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investment and Risks Taxable Securities" in the Statement of Additional Information.

The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other New Jersey Municipal Obligations.

The Fund may purchase, without limit, securities and Participation Certificates whose interest income may be subject to federal alternative minimum tax.

To the extent suitable New Jersey Municipal Obligations and territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuers at the date of issuance, exempt from regular federal income tax, but subject to New Jersey income tax.

The Fund will invest primarily in New Jersey Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless they are of the highest quality.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

The Fund's investment manager considers the following factors when buying and selling securities for the Fund's portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term New Jersey Municipal Obligations. However, the Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund's concentration in investments in New Jersey Municipal Obligations, the safety of your investment will depend substantially upon the financial strength of New Jersey and its political subdivisions.

The primary purpose of investing in a portfolio of New Jersey Municipal Obligations is the special tax treatment accorded New Jersey resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New Jersey issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Description of the Fund and Its Investments and Risks Variable Rate Demand Instruments and

Participation Certificates" in the Statement of Additional Information) that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.



Portfolio Holdings

A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission (the "SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.


III.MANAGEMENT,
    ORGANIZATION AND
    CAPITAL STRUCTURE
-------------------------------------

For Connecticut Daily Tax Free Income Fund, Inc. and New Jersey Daily Municipal Income Fund, Inc. (Collectively the "Funds" and individually a "Fund")


The Funds' investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of April 30, 2005, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17.8 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract between each Fund and the Manager, the Manager manages each Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of each Fund. Pursuant to the Investment Management Contracts, the Funds pay the Manager a fee equal to 0.30% per annum of each Fund's average daily net assets for managing each Fund's investment portfolio and performing related services. For the fiscal year ended January 31, 2005, each Fund paid the Manager a management fee equal to 0.30% per annum of that Fund's average daily net assets.

Pursuant to the Administrative Services Contract between each Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for each Fund. The Manager provides the Funds with the personnel to perform all other clerical and accounting type functions not performed by the Manager under the Investment Management Contract. For its services under the Administrative Services Contracts, the Funds pays the Manager a fee equal to 0.21% per annum of each Fund's average daily net assets. For the fiscal year ended January 31, 2005, each Fund paid the Manager a fee for administrative services equal to 0.21% per annum of that Fund's average daily net assets.


The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of the Funds' shares.


In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to 0.20% per annum of the average daily net assets of the Morgan shares of each Fund under the Shareholder Servicing Agreements. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to more than one Class of shares of each Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.


IV.  SHAREHOLDER
     INFORMATION
-------------------------------------


Each Fund sells and redeems its shares on a continuing basis at its net asset value and does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Morgan shares are effected through Boston Financial Data Services, Inc., who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Morgan Shares" for a definition of Participating Organizations), JPMorgan Distribution Services, Inc. ("JPMDS") and dealers with whom JPMDS has entered into agreements for this purpose.


Pricing of Fund Shares

The net asset value of each Fund's shares is calculated as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, each Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. Each Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding for that Fund. The Funds intend to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

The Funds' portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors for that Fund will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

Shares are issued as of the first determination of a Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, each Fund normally has its assets as fully invested as is practicable. Many securities in which the Funds invest require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

Each Fund reserves the right to reject any purchase order for its shares. In addition, each Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

Purchase of Fund Shares


The Funds do not accept a purchase order from investors investing in the Funds directly (i.e., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Funds' transfer agent. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

Only Morgan shares are offered through this Prospectus. Investors may invest in Morgan shares through JPMDS or through dealers with whom JPMDS has entered into agreements for this purpose as described herein. In addition, those who have accounts with Participating Organizations may invest in the Morgan shares through their Participating Organizations in accordance with the procedures established by the Participating Organizations. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Funds. The minimum initial investment in the Morgan shares is $2,500. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100. The Funds may waive any minimum purchase requirements.

Investments Through Participating Organizations - Purchase of Morgan Shares


Investors may, if they wish, invest in the Funds through the Participating Organizations with which they have accounts and are referred to as Participant Investors. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of a Participant Investor, transmits to the Funds' transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement, and (iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them directly from the Fund in which they invest.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Funds directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Funds directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Funds due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Funds' transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m. on that day. The investor will then receive the net asset value of the respective Fund's shares determined as of 4:00 p.m. on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously.


Initial Purchase of Morgan Shares

Investors who wish to invest in the Funds directly may obtain a current Prospectus and the Fund application necessary to open an account by telephoning the JPMorgan Funds Services at (800) 480-4111.


Federal law requires the Funds to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. The Funds may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Funds' transfer agent, shareholder servicing agent, or Participating Organizations to attempt to verify the person's identity. The Funds may not be able to establish an account if the person does not provide the necessary information.


Mail. To purchase Morgan shares of either Fund, investors may send a check made payable to "Morgan Shares of Connecticut Daily Tax Free Income Fund, Inc." or to "Morgan Shares of New Jersey Daily Municipal Income Fund, Inc." along with a completed Fund application to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member bank of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds.

Bank Wire. To purchase shares of the Funds using the wire system for transmittal of money among banks, an investor should first telephone the JPMorgan Funds Services at (800) 480-4111 to obtain a Fund application necessary to open a new account. The original Fund application and documentation should then be mailed to the address specified under "Mail." The investor should then telephone JPMorgan Funds Services to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

For Connecticut Daily Tax Free Income Fund, Inc.:


JPMorgan Chase Bank, N.A.

ABA #021000021
DDA #323125832
JPM Purchase Account

For Connecticut Daily Tax Free Income Fund, Inc.
Account of
          --------------------------
Fund Account #
              ----------------------
SS#/Tax ID#
           -------------------------


For New Jersey Daily Municipal Income Fund, Inc.:


JPMorgan Chase Bank, N.A.

ABA #021000021
DDA #323125832
JPM Purchase Account
For New Jersey Daily Municipal Income Fund, Inc.
Account of
          --------------------------
Fund Account #
              ----------------------
SS#/Tax ID#
           -------------------------

An account will not be opened until a Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.


There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Funds do not charge investors for their receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.


Subsequent Purchases of Shares

Subsequent purchases in a Fund can be made either by bank wire or by mailing a check to:


JPMorgan Funds Services
P.O. Box  8528
Boston, MA 02266-8528


There is a $100 minimum for each subsequent purchase. All payments should clearly indicate the shareholder's account number.

Provided that the information on the application form on file with the Fund is still applicable, a shareholder may re-open an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares


A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of each Fund upon acceptance by the Funds' transfer agent of the redemption order (and any supporting documentation that it may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.


A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Funds' transfer agent. Requests to institute or change any of the additional redemption procedures, including a request to send payment to an address other than the one we have in our records, will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

Shareholders may make a redemption in any amount by sending a written request to the Fund in which they invest addressed to:


JPMorgan Funds Services
P.O. Box  8528
Boston, MA 02266-8528


All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.

Normally the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

Checks


By making the appropriate election on their Fund application, shareholders may request a supply of checks that may be used to effect redemptions from the Morgan shares. The checks, which will be issued in the shareholder's name, are drawn on a special account with each Fund's agent bank. Checks may be drawn in any amount of $500 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by a Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.



There is no charge to the shareholder for checks provided by a Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. Each Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

Shareholders electing the checking option are subject to the procedures, rules and regulations of a Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, each Fund reserves the right to charge the shareholder's account a fee of up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check, and/or a post-dated check. Each Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to that Fund's shareholders.

Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with each Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by each Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

Telephone


The Funds accept telephone requests for redemption from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to shareholders at their address of record or to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization. However, all telephone redemption instructions in excess of $25,000 will be wired directly to such previously designated bank account. The Funds may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus, such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. To provide evidence of telephone instructions the transfer agent will record telephone conversations with shareholders. The Funds will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by a Fund to employ such reasonable procedures may cause it to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

A shareholder making a telephone withdrawal should call their Fund toll free at
(800) 480-4111, and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and (v) the name of the person requesting the redemption. Usually, the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). Each Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.


Generally


There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to a Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of a Fund.


Each Fund and its agents reserves the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.


Each Fund reserves the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating

Organization will be responsible for notifying the Participant Investors of a proposed mandatory redemption. During the notice period, a shareholder or Participating Organization who receives such notice may avoid mandatory redemption by purchasing sufficient additional shares (without regard to the normal $100 requirement for an initial investment) to increase his total net asset value to the minimum amount.


In addition, in accordance with applicable customer identification regulations, each Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

Specified Amount Automatic
Withdrawal Plan

Shareholders who own $10,000 or more shares of a Fund may elect to withdraw shares and receive payment from that Fund of a specified amount of $100 or more automatically on a monthly or quarterly basis in an amount approved and confirmed by the Manager. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value so that the designated payment is received on approximately the first or fifteenth day of the month following the end of the selected payment period. To the extent that these redemptions exceed the number of shares purchased through reinvestment of dividends and distributions, the total number of shares owned by a shareholder will be reduced, and may ultimately liquidate a shareholder's investment.


The election to receive automatic withdrawal payments may be made at the time of the original application by so indicating on the Fund application. The election may also be made, changed or terminated at any later time by the participant. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Funds do not expect that there will be any realized capital gains.


Dividends and Distributions

The Funds declare dividends equal to all their net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.


Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Funds' fiscal year.


All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder.


Exchange Privilege


Shareholders of Morgan shares of a Fund may exchange at relative net asset value for Morgan Shares of the JPMorgan U.S. Government Money Market Fund, the JPMorgan 100% U.S. Treasury Securities Money Market Fund, the JPMorgan U.S. Treasury Plus Money Market Fund, the JPMorgan Federal Money Market Fund, the JPMorgan Prime Money Market Fund, the JPMorgan Liquid Assets Money Market Fund, the JPMorgan Tax Free Money Market Fund, the JPMorgan New York Municipal Money Market Fund, the JPMorgan California Municipal Money Market Fund, the JPMorgan Michigan Municipal Money Market Fund, the JPMorgan Ohio Municipal Money Market Fund, the JPMorgan Municipal Money Market Fund and the Morgan shares of any Reich & Tang Asset Management, LLC sponsored fund and may exchange at relative net asset value plus any applicable sales charges, the Morgan shares of a Fund for the shares of the non-money market JPMorgan Funds, in accordance with the terms of the then-current prospectus of the fund being acquired. The prospectus of the JPMorgan Fund into which shares are being exchanged should be read carefully prior to any exchange and retained for future reference. With respect to exchanges into a fund which charges a front-end sales charge, such sales charge will not be applicable if the shareholder previously acquired his Morgan shares by exchange from such fund, subject to and in accordance with the terms of the then-current prospectus of the fund to be acquired. Under the exchange privilege, Morgan shares may be exchanged for shares of other funds only if those funds are registered in the states where the exchange may legally be made. In addition, the account registration for the JPMorgan Funds into which Morgan shares are being exchanged must be identical to that of the account registration for the Fund from which shares are being redeemed. Any such exchange will be a taxable event that may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by such fund up to five business days if the fund determined that it would be disadvantaged by an immediate transfer of the proceeds. Each Fund reserves the right to reject any exchange request. This privilege may be amended or terminated at any time following 60 days' written notice. Arrangements have been made for the acceptance of instructions by telephone to exchange shares if certain pre-authorizations or indemnifications are accepted and on file. Further information is available from the transfer agent.

Frequent Trading

The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under "Pricing of Fund Shares" and "Exchange Privilege" each Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. Each Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. Each Fund may change it policies relating to frequent trading at any time without prior notice to shareholders.

Tax Consequences

Federal Income Taxes


Each Fund has elected and intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code"). As a regulated investment company, dividends paid by a Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax, provided each Fund complies with the requirements of the Internal Revenue Code (the "Code") regarding the qualification of each Fund to pay exempt-interest dividends, but may be subject to federal alternative minimum tax.

The Funds may invest a portion of their assets in taxable securities the interest income on which is subject to federal, state and local income tax or that otherwise generate income that is not exempt from federal or state income tax; therefore, shareholders may receive some taxable income with respect to their shares in a Fund. Income exempt from federal income tax may nevertheless be subject to state and local income tax.


Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of a Fund.

The Funds do not expect to realize long-term capital gains, and thus do not contemplate distributing "capital gain dividends" or having undistributed capital gain income within the meaning of the Code. Each Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in taxable gain or loss for the shareholder if the shareholder receives more or less than his or her tax basis in the shares, which generally is the amount he or she paid for the shares, including adjustments for taxable dividends received in the form of additional shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by a Fund, is to be added to shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual alternative minimum tax. Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.


With respect to variable rate demand instruments, including Participation Certificates therein, each Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.


The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

Connecticut Income Taxes
(applicable  to investors in the  Connecticut  Daily Tax Free Income Fund,  Inc.
only)

The designation of all or a portion of a dividend paid by the Connecticut Daily Tax Free Income Fund, Inc. as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, in the opinion of Day, Berry & Howard LLP, special Connecticut tax counsel to the Fund, dividends paid by the Fund that qualify as exempt-interest dividends for federal income tax purposes and that are correctly designated by the Fund as derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or any public instrumentality, state or local authority, district or similar public entity created under Connecticut law ("Connecticut Municipal Obligations") or from obligations the interest on which Connecticut is prohibited from taxing by federal law ("Territorial Municipal Obligations") are not subject to the Connecticut tax on the Connecticut taxable income of individuals, trusts and estates (the "Connecticut Personal Income Tax").

Exempt-interest dividends that are not derived from Connecticut Municipal Obligations or Territorial Municipal Obligations and any other dividends of the Fund that are treated as ordinary income for federal income tax purposes are includible in a taxpayer's tax base for purposes of the Connecticut Personal Income Tax.


While capital gain dividends are not anticipated by the Fund, capital gain dividends, whether received in cash or reinvested in additional shares of the Fund, and amounts, if any, in respect of undistributed long-term capital gains of the Fund, would be includible in a taxpayer's tax base for purposes of the Connecticut Personal Income Tax, as would gains, if any, recognized upon the redemption, sale, or exchange of shares of the Fund, except that, in the case of taxpayers holding shares of the Fund as capital assets, amounts treated as capital gain dividends for federal income tax purposes that are derived from Connecticut Municipal Obligations are not subject to the tax.

Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than exempt-interest dividends derived from Connecticut Municipal Obligations or Territorial Municipal Obligations, may be subject to the net Connecticut minimum tax.

All dividends paid by the Fund, including exempt-interest dividends, are includible in gross income for purposes of the Connecticut Corporation Business Tax payable by companies taxed as corporations. However, the Corporation Business Tax allows a deduction for a portion of amounts includible in gross taxable income thereunder to the extent they are treated as dividends other than exempt-interest dividends or capital gain dividends for federal income tax purposes, but disallows deductions for expenses related to such amounts.


Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.


New Jersey Income Taxes
(applicable  to investors in the New Jersey Daily  Municipal  Income Fund,  Inc.
only)


The following is based upon the advice of Sills Cummis Epstein & Gross P.C., special tax counsel to the New Jersey Daily Municipal Income Fund, Inc. The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority.

The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) such fund is an investment company registered with the SEC which, for the calendar year in which the distribution is paid, has no investments other than interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations and certain other specified securities. Additionally, a qualified investment fund must comply with certain continuing reporting requirements. In the opinion of Sills Cummis Epstein & Gross P.C., (i) assuming that the Fund constitutes a qualified investment fund and that the Fund complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (a) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey Municipal Obligations and (b) gain from the sale of shares in the Fund by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax and (ii) distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to interest earned on federal obligations.

Although the Fund intends to maintain a $1.00 per share net asset value, the redemption of shares may result in the investors receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor. An exchange pursuant to the exchange privilege is treated for federal income tax purposes as a sale on which a shareholder may realize a taxable gain or loss. However, if the Fund is a New Jersey qualified investment fund, any such gains received by a New Jersey resident individual shareholder should not be subject to the New Jersey gross income tax.


Shareholders are urged to consult with their tax advisors with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.


V.   DISTRIBUTION
     ARRANGEMENTS
------------------------

Rule 12b-1 Fees


Investors do not pay a sales charge to purchase shares of either Fund. However, each Fund pays shareholder servicing fees in connection with the provision of servicing to the Morgan shareholders. The Funds pay these fees from Morgan Share assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Each Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plans) and, pursuant to the Plans, each Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to each Fund's Morgan Shares.


Under the Distribution Agreements, the Distributor serves as distributor of each Fund's shares. For nominal consideration (i.e., $1.00) and as agent for each Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.


Under the Shareholder Servicing Agreements, the Distributor receives, with respect to the Morgan shares, a service fee equal to 0.20% per annum of the average daily net assets of the Morgan shares (the

"Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Morgan shares of a Fund.

The Plans and the Shareholder Servicing Agreements provide that, in addition to the Shareholder Servicing Fee, each Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreements with respect to the Morgan shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering each Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

Each Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative fee and past profits for the following purposes: (i) to pay the cost of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Morgan shares of a Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the Morgan shares of a Fund, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Morgan shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to a Plan, provided that such payments will not increase the amount which a Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contracts or Administrative Services Contracts in effect for that year or under the Shareholder Servicing Agreements in effect for that year.Certain Participating Organizations receive distribution and servicing payments from the Distributor in amounts that exceed the payments the Distributor receives from the Funds pursuant to the Plans and Shareholder Servicing Agreements. The excess of such payments over the total payments the Distributor receives from the Funds represents payments made out of the Manager's and/or Distributor's own resources. Additional information regarding these payments can be found in the Funds' Statement of Additional Information.

                            VI. FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights tables are intended to help you understand the financial performance of each Fund's Morgan shares for the past five years. Certain information reflects financial results for a single Morgan share of a Fund. The total returns in each table represent the rate that an investor would have earned on an investment in the Morgan shares of that Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the annual report for each Fund, which are available upon request.

         Morgan Shares of Connecticut Daily Tax Free Income Fund, Inc.


                                                            Year Ended
                                                            January 31,

                                             2005       2004      2003       2002      2001
                                             ----       ----      ----       ----      ----
Per Share Operating Performance:
(for a share outstanding throughout
  the period)

Net asset value, beginning of year           $1.00      $1.00     $1.00      $1.00     $1.00
                                             ------     ------    ------     ------    ------

Income from investment operations:
Net investment income.............            0.003      0.001     0.005      0.017     0.030
 Net realized and unrealized gain (loss)
     on investments...............              --       0.000     0.000      0.000       --
                                              ------    -------    ------     ------    ------
 Total from investment operations             0.003      0.001     0.005      0.017     0.030

Less distributions from:
  Dividends from net investment
     income.......................          ( 0.003)   ( 0.001)  ( 0.005)   ( 0.017)  ( 0.030)
  Net realized gains on investments            --        0.000     0.000        --       --
                                             -------  --------  --------   -------   -------
     Total distributions.........           ( 0.003)  (  0.001)  ( 0.005)  (  0.017)  ( 0.030)
                                             -------  -------  ---------  ---------  --------
Net asset value, end of year.....            $1.00      $1.00     $1.00      $1.00     $1.00
                                             ========  =======  =======   ========   ========
Total Return.....................             0.33%      0.15%     0.54%      1.73%     3.03%
Ratios/Supplemental Data
Net assets, end of year (000)....            $38,777   $35,433   $72,984   $68,830    $64,067
Ratios to average net assets:
  Expenses (net of fees waived)(a)            0.93%      0.93%     0.91%      0.86%     0.86%
  Net investment income..........             0.32%      0.15%     0.53%      1.83%     2.98%
  Shareholder servicing fees waived           0.01%      0.02%     0.00%      0.00%     0.00%
  Expenses paid indirectly.......             0.00%      0.00%     0.00%      0.00%     0.00%

(a) Includes expenses paid indirectly


--------------------------------------------------------------------------------

          Morgan Shares of New Jersey Daily Municipal Income Fund, Inc.


                                                                          Three Months
                                                     Year Ended              Ended       Year Ended
                                                      Jan. 31,             Jan. 31,        Oct. 31,

                                            2005       2004      2003       2002       2001     2000
                                            ----       ----      ----       ----       ----     ----
Per Share Operating Performance:
(for a share outstanding throughout
    the period)

Net asset value, beginning
     of period.................            $1.00      $1.00      $1.00      $1.00      $1.00    $1.00
                                           ------     ------     ------     ------     ------   ------
Income from investment operations:
     Net investment income.....             0.003      0.001      0.005      0.002      0.022    0.030
   Net realized and unrealized
       gain (loss) on investments            --         --         --         --         --       --
                                           ------     ------     ------     ------     ------   ------
Total from investment operations            0.003      0.001     0.005       0.002      0.022    0.030
                                           ------     ------     ------     ------     ------   ------
Less distributions from:
    Dividends from net
       investment income.......            ( 0.003)  ( 0.001)  ( 0.005)    ( 0.002)   ( 0.022) ( 0.030)

   Net realized gains on investments       ( --   )  ( --   )  ( --   )    ( --   )   ( --   ) ( --   )
                                           --------  --------  --------    --------   -------- --------
    Total distributions........            ( 0.003)  ( 0.001)  ( 0.005)    ( 0.002)   ( 0.022) ( 0.030)
                                           --------  -------   --------    --------   --------  -------
Net asset value, end of period.             $1.00     $1.00     $1.00       $1.00      $1.00    $1.00
                                           ========   =======  =======     ========   ========  =======
Total Return...................             0.34%      0.14%     0.53%       0.21%(a)   2.21%    3.00%
Ratios/Supplemental Data
      Net assets, end of period
     (000's omitted)...........            $37,091    $40,356   $52,278     $72,688   $63,248   $51,622

Ratios to average net assets:
   Expenses (net of fees waived)(b)         0.93%      0.90%     0.89%       0.87%(c)   0.88%    0.89%
   Net investment income.......             0.34%      0.14%     0.53%       0.82%(c)   2.13%    2.96%
   Shareholder servicing fees waived        0.00%      0.02%     0.00%       0.00%(c)   0.00%    0.00%
   Expenses paid indirectly....             0.00%      0.00%     0.00%       0.00%(c)   0.01%    0.00%

(a) Not Annualized
(b) Includes expenses paid indirectly
(c) Annualized

--------------------------------------------------------------------------------

                     NOTICE OF REICH & TANG* PRIVACY POLICY


     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.


     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

     _________________________
     * For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.


                       THIS IS NOT PART OF THE PROSPECTUS

--------------------------------------------------------------------------------
HOW TO REACH US
--------------------------------------------------------------------------------


A Statement of Additional Information (SAI) dated May 31, 2005, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the annual and semi-annual shareholder reports. You may obtain the SAI, the annual and semi-annual reports without charge by calling the Fund toll free at (800) 433-1918. You may also obtain the SAI and the annual and semi-annual reports without charge by visiting the Fund's website at http://www.money-funds.com/funds/index. To request other information about the Fund, call your financial intermediary or the Fund.



A current SAI has been filed with the Securities and Exchange Commission.

Information about the Fund (including the SAI) is also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



                                                      811-4265

                                                      811-6152


                                                                 PR-NJCT-0505

JPMorgan Funds
Morgan Shares Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

                    (This Page is Intentionally Left Blank.)

--------------------------------------------------------------------------------
CONNECTICUT
DAILY TAX FREE                              600 Fifth Avenue, New York, NY 10020
INCOME FUND, INC.                           (212) 830-5345
                                            (800) 433-1918 (Toll Free)
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 31, 2005
            RELATING TO THE PROSPECTUSES FOR THE CLASS A, CLASS B AND
           J.P. MORGAN SELECT CLASS OF SHARES ("MORGAN SHARES") OF THE

         CONNECTICUT DAILY TAX FREE INCOME FUND, INC. DATED MAY 31, 2005


This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectuses of Connecticut Daily Tax Free Income Fund, Inc. (the "Fund"), dated May 31, 2005, and should be read in conjunction with each Prospectus.

A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at (800) 433-1918. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the SAI from the Prospectus.

If you wish to invest in Morgan shares of the Connecticut Daily Tax Free Income Fund, Inc. you should obtain a separate prospectus by writing to JPMorgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, or by calling (800) 480-4111.


This Statement of Additional Information is incorporated by reference into each Prospectus in its entirety.

                                               Table of Contents

--------------------------------------------------------------------------------
Fund History.................................  2        Capital Stock and Other Securities.......................  24
Description of the Fund and its Investments             Purchase, Redemption and
  and Risks..................................  2          Pricing Shares.........................................  24
Management of the Fund....................... 14        Taxation of the Fund.....................................  25
Control Persons and Principal Holders of                Underwriters.............................................  27
  Securities................................. 17        Financial Statements.....................................  28
Investment Advisory and Other Services....... 18        Description of Ratings...................................  29
Brokerage Allocation and Other Practices..... 23        Taxable Equivalent Yield Tables..........................  30


I.  FUND HISTORY

The Fund was incorporated on March 8, 1985, in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.


The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of Connecticut, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from federal income taxation and in (ii) Participation Certificates in Municipal Obligations purchased from banks, insurance companies or other financial institutions which cause the Fund to be treated as the owner of an interest in the underlying municipal obligations for federal income tax purposes. These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations. Dividends that are properly designated by the Fund as derived from Municipal Obligations and Participation Certificates will be exempt from regular federal income tax provided the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and complies with Section 852(b)(5) of the Code . Although the Supreme Court has determined that Congress has the authority to tax the interest on bonds such as the Municipal Obligations, existing law excludes such interest from regular federal income tax. However, such interest, may be subject to the federal alternative minimum tax.


Securities, the interest income on which is subject to federal, state and local income tax, will not exceed 20% of the value of the Fund's net assets. Exempt-interest dividends that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of Connecticut or its local governments or other political subdivisions, or their instrumentalities, authorities, districts or similar public entities created under Connecticut law ("Connecticut Municipal Obligations") will be exempt from the Connecticut Personal Income Tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the United States Virgin Islands, as well as any other types of obligations that Connecticut is prohibited from taxing under the Constitution or the laws of the United States of America ("Territorial Municipal Obligations"), also should be exempt from the Connecticut Personal Income Tax provided the Fund complies with applicable Connecticut laws. (See "Connecticut Income Taxes" herein.) To the extent suitable Connecticut Municipal Obligations and territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax but will be subject to the Connecticut Personal Income Tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by Reich & Tang Asset Management, LLC (the "Manager"), the Fund will invest primarily in Connecticut Municipal Obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Connecticut Municipal Obligations. In view of this possible "concentration" in bank Participation Certificates in Connecticut Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by the Manager to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and are rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); or (ii) unrated securities determined by the Manager to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 397 days) and that are deemed unrated securities may be purchased if they have received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. It is the Fund's policy to only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by the requisite NRSROs, or are unrated securities that have been determined by the Manager to be of comparable quality.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the investment manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940, as amended, (the "1940 Act") or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless such Municipal Obligations are of the highest quality.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities which is limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments" and "Participation Certificates."

1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issuance of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

   The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

   In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in Municipal Notes of Connecticut issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the

   10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.

5. Any other federal tax-exempt obligations, and to the extent possible, Connecticut gross income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.


The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to 397 days. The adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or a negotiated market rate. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Manager. The Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell in the market or exercise the demand feature.


The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

In view of the possible "concentration" of the Fund in Participation Certificates in Connecticut Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the

Fund's commitment to purchase. Although the Fund only makes commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it will not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally will be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund will value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable will be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment will be unconditional and unqualified. A stand-by commitment will not be transferable by the Fund, although it can sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities

Although the Fund will attempt to invest 100% of its total assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below. The interest income from such securities is subject to federal and Connecticut state income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers, member banks of the Federal Reserve System and other entities the Manager has determined are creditworthy. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than will be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.


Connecticut Risk Factors


The following represents special considerations regarding investment in Connecticut Municipal Obligations. This information provides only a brief summary, does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of the State of Connecticut available as of the date of this Statement of Additional Information. The Fund has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on the State of Connecticut (the "State") or local government finances generally, will not adversely affect the market value of Connecticut Municipal Obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

Connecticut (sometimes referred to as the State) is highly urbanized, with a 2004 population density of 723 persons per square mile, as compared to 83 for the United States as a whole and 227 for the New England region. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State's residents, historically among the highest in the nation, increased in every year from 1994 to 2003, rising from $29,695 to $43,292. However, pockets of significant unemployment and poverty exist in several of the State's most important cities and towns.

Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State's manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines and submarines) being the dominant industry, followed by fabricated metals, computers and electronics, and machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only approximately 12% of total non-agricultural employment in Connecticut in 2003; it was 11% for the nation. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy since the early 1980s. The average annual unemployment rate in Connecticut decreased from 5.6% in 1994 to 2.2% in 2000 but rose to 5.5% for 2003. For the first half of 2004, the average unemployment rate in Connecticut fell to 4.7%.

At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the ten fiscal years ended June 30, 2001, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000,
$80,500,000, $250,000,000, $262,600,000, $312,900,000, $71,800,000,
$300,400,000, and $30,700,000, respectively. The General Fund ran operating deficits in the 2001-2002 and 2002-2003 fiscal years of approximately $817,100,000 and $96,600,000, respectively. The 2001-2002 fiscal year deficit was met by the transfer of the $594,700,000 balance in the Budget Reserve Fund and the issuance on December 19, 2002 of Economic Recovery Notes to meet the remainder of the deficit. The 2002-2003 fiscal year deficit was met by the issuance on June 24, 2004 of additional Economic Recovery Notes.

At the conclusion of its June 30, 2003 Special Session, the General Assembly passed a biennial budget bill, certain amendments, and implementing legislation with respect to the 2003-2004 and 2004-2005 fiscal years, which enactments the Governor signed in August 2003. The resulting General Fund budget for the 2003-2004 fiscal year anticipated revenues of $12,452,100,000, expenditures of $12,452,000,000, and a surplus of $100,000, and the resulting General Fund budget for the 2004-2005 fiscal year anticipated revenues of $12,967,100,000, expenditures of $12,966,900,000, and a surplus of $200,000. These results were expected to be generated by net revenue enhancements of approximately $570,000,000 for the 2003-2004 fiscal year and $550,000,000 for the 2004-2005 fiscal year, and by reductions in expenditures for current services of approximately $715,000,000 for the 2003-2004 fiscal year and $1,160,000,000 for the 2004-2005 fiscal year, as well as by elements of the deficit mitigation legislation enacted in February 2003. On May 6, 2004, the Governor signed a bill making midterm adjustments to the budgets for the 2003-2004 and 2004-2005 fiscal years. At the time this bill was adopted, the General Assembly was projecting a General Fund surplus for the 2003-2004 fiscal year of $328,200,000. The midterm budget adjustment bill increased 2003-2004 fiscal year expenditures by $234,900,000, of which $90,500,000 was for deficiencies in the 2003-2004 fiscal year and $112,400,000 was carried forward to fund expenditures in the 2004-2005 fiscal year. Additionally, $125,300,000 was transferred to revenue in the 2004-2005 fiscal year. The bill also increased expenditures for the 2004-2005 fiscal year by $259,100,000 to $13,226,000,000.

The State ended the 2003-2004 fiscal year with a surplus. In the unaudited annual financial report for the 2003-2004 fiscal year provided by the Comptroller on February 23, 2005, General Fund revenues were $13,123,700,000, General Fund expenditures and net miscellaneous adjustments were $12,821,500,000 and the General Fund operating surplus was $302,200,000. The 2003-2004 fiscal year operating surplus is to be deposited into the Budget Reserve. As of January 31, 2005, the Comptroller estimated the General Fund operating surplus for the 2004-2005 fiscal year at $334,100,000. On February 20, 2005, the Office of Policy and Management estimated the General Fund operating surplus for the 2004-2005 fiscal year at $333,400,000.

The Governor presented the State budget plans for the 2005-2006 and 2006-2007 fiscal years to the General Assembly on February 9, 2005. The Governor's General Fund budget proposal for the 2005-2006 fiscal year assumes revenues of $14,124,700,000 and appropriations of $14,124,300,000, resulting in a projected surplus of $400,000. For the 2006-2007 fiscal year, the Governor's General Fund budget proposal assumes revenues of $14,681,000,000 and appropriations of $14,680,600,000, resulting in a projected surplus of $400,000. The Governor's budget proposal assumes $553,400,000 in revenue increases and $563,700,000 in expenditure reductions from current services in the 2005-2006 fiscal year, and $701,900,000 in revenue increases and $746,400,000 million in expenditure reductions in the 2006-2007 fiscal year. Even with these significant reductions from current services, the Governor's budget proposal contains an expenditure increase of 3.9% in the 2005-2006 fiscal year versus estimated expenditures in fiscal year 2004-2005. Expenditures in the second year of the biennium also rise by 3.9%. The Governor's budget proposal calls for the use of the projected General Fund 2004-2005 fiscal year operating surplus to pay the debt service costs in the 2005-2006 and 2006-2007 fiscal years on the outstanding Economic Recovery Notes, to fund expenditures over the upcoming biennium that are primarily one-time in nature, to carry forward funds projected to lapse at the end of the 2004-2005 fiscal year to fund expenditures in the 2005-2006 fiscal year, to fund the Governor's stem cell initiative, and the $41,700,000 balance, as estimated in the Governor's budget proposal, to be deposited into the Budget Reserve Fund. The Governor's proposed budget also includes a net increase in general obligation bond authorizations of $997,600,000 to take effect in the 2005-2006 fiscal year and $1,123,600,000 to take effect in the 2006-2007 fiscal year. The Governor's recommendations also include $100,000,000 in additional clean water revenue bond authorizations to take effect in the 2006-2007 fiscal year and special transportation obligation bond authorizations of $238,900,000 to take effect in the 2005-2006 fiscal year and $274,400,000 in the 2006-2007 fiscal year. For the University of Connecticut, general obligation bond authorizations of $79,000,000 million will take effect in the 2005-2006 fiscal year and $89,000,000 will take effect in the 2006-2007 fiscal year. Deliberations on the Governor's budget recommendations are expected to continue throughout the 2005 regular legislative session with an expected adjournment date of June 8, 2005.

In July 2003, the State implemented the first phase of a new, fully integrated, Internet based, financial management and human resources system. Because of initial implementation problems, the preparation of financial statements and reports for the 2003-2004 fiscal year was delayed. The Comptroller's Office issued unaudited legal basis financial statements for the State's major funds on February 23, 2005. Delay in completing the financial statements has resulted in delay in completing the audit of the financial statements, which is not expected before July 2005. The State was unable to make timely provision to the nationally recognized municipal securities repositories (the "NRMSIRs") by February 28, 2005 of audits of its 2003-2004 fiscal year financial statements and of certain operating data comparisons as required by the State's various continuing disclosure agreements entered into in accordance with Securities and Exchange Commission Rule 15c2-12 in connection with certain of its prior bond issues. The State expects to make such filings with the NRMSIRs as soon as the audits are available. The State has filed with the NRMSIRs its financial statements and certain other operating data for the 2003-2004 fiscal year, which have not been audited, but which the State believes to be accurate in all material respects.

The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of January 1, 2005, the State had authorized direct general obligation bond indebtedness totaling $18,777,667,000, of which $17,153,623,000 had been approved for issuance by the State Bond Commission and $15,771,231,000 had been issued. As of January 1, 2005, net State direct general obligation indebtedness outstanding (including lease financings) was $9,741,583,000.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, and the Connecticut Resources Recovery Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of January 1, 2005, the amount of bonds outstanding on which the State has limited or contingent liability totaled $3,590,000,000.

The State is obligated to various cities, towns and regional school districts to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal and district debt issued to fund the State's share of such costs. As of June 30, 2004 the Commissioner of Education estimates that current grant obligations under the progress payment basis program established in 1997 are approximately $2,900,000,000. The State has authorized a net increase in school construction grant commitments under this program of approximately $391,982,000 that take effect in the 2004-2005 fiscal year. As of June 30, 2004, the State is obligated under the pre-1997 program for approximately $920,000,000 in aggregate principal installment and interest payments with respect to municipal and district debt. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitment can be authorized under the pre-1977 program.

The State's general obligation bonds are rated Aa3 by Moody's Investors Service ("Moody's") and AA by both Standard & Poor's ("S&P") and Fitch. The Moody's rating was downgraded from Aa2 on July 2, 2003. On September 26, 2003, S&P revised its credit outlook on such bonds from "negative" to "stable."

On June 21, 2004, Governor John G. Rowland announced that he would resign as Governor of the State, effective July 1, 2004. Pursuant to the State Constitution, he has been succeeded as Governor by the Lieutenant Governor, M. Jodi Rell, who is a member of the same party as Governor Rowland and was elected Lieutenant Governor with him at the last regular general election. There is an ongoing federal investigation of the former Rowland administration regarding alleged improprieties with contract awards. In connection with that investigation, federal authorities are also reviewing gifts given to the former Governor. On December 23, 2004, former Governor Rowland pleaded guilty to one federal charge of conspiracy to commit honest services mail fraud and tax fraud. Sentencing occurred on March 18, 2005.

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State's Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action involving claims by property owners in one of the poorest towns in a regional school district asserting that the statutory formula for cost allocation among towns in such a district denies the plaintiffs equal protection because it requires all towns in the district to pay the same per-pupil charge, seeking to enjoin use of the statutorily mandated system and to require that a formula more favorable to the plaintiffs be devised; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to State land or sovereignty over portions of the State's land area; (iii) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (iv) a petition to compel arbitration against the State filed by three manufacturers that agreed to participate in the 1998 Master Settlement Agreement ("MSA") entered into by Connecticut and nearly all other states and territories to resolve litigation claims against the major domestic tobacco manufacturers, contending that the State has not diligently enforced its obligations under the MSA to enforce statutory requirements against non-participating manufacturers, which arbitration could result in the reduction or elimination of payments that the State receives under the MSA for any year that the State was found not to have diligently enforced its obligations; (v) an action seeking to represent a class of similarly-situated individuals, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (vi) a class action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys' fees, and costs; (vii) a purported class-action on behalf of laid-off State employees, alleging that they were laid off in violation of their constitutional rights and claiming back wages, damages, attorneys fees, and costs; and (viii) a dispute over the terms of an Exit Plan with respect to judicial oversight of the operations of the State Department of Children and Families pursuant to a 1991 federal court-ordered consent decree in an action involving a plaintiff class of children in the child welfare system.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court monitor the State's compliance with the 1996 Supreme Court decision. A hearing was held in April, 2002, and the case was settled early in 2003. Under the settlement agreement, the State will be required to open two new magnet schools in the Hartford area in each of the next four years, to substantially increase the voluntary interdistrict busing program in that area, and to work collaboratively with the plaintiffs in planning for the period following the first four years. The anticipated cost of compliance over the four-year period is $45,000,000. On August 3, 2004, the plaintiffs filed a motion seeking an order that the defendants are in material breach of the settlement approved by the Court, claiming that the magnet schools opened pursuant to the settlement agreement do not currently have sufficient enrollment. Both the plaintiffs and the State have briefed the issue, and it is anticipated that the Court will set a schedule for further proceedings after deciding the issue.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.


Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Make portfolio investments other than as described under "Description of the Fund and its Investments and Risks". Any other form of federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Manager, and be consistent with the Fund's objectives and policies.

2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and it's Investments and Risks" herein.

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and its Investments and Risks" herein.

9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

10.Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user will be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit will be considered a separate security and will be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940 Act).

11.Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

12.Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


Disclosure of Portfolio Holdings

The Fund's Board of Directors has adopted the Manager's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its board of directors; (4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund. The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Subject to the Fund's policies described in Item 2 above, the Manager and/or the Fund maintains ongoing arrangements with the following rating or statistical agencies or agencies providing similar functions pursuant to which non-public information about the Fund's portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type, percentage of holdings subject to alternative minimum tax, weighted average maturity of the portfolio, etc.), may be provided:


Entity and Type of Information                                Frequency                      Lag Time
iMoneyNet, Inc. (information derived from the portfolio)       Weekly                   1 business day lag

Investment Company Institute
(information derived from the portfolio)                       Monthly                  10 business day lag

Lipper, Inc. (information derived from the portfolio)         Quarterly                 15 calendar day lag

In addition, portfolio holdings information may be provided to the Fund's service providers on an as-needed basis in Fund's Board of connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund's portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund's portfolio holdings by individuals or entities in possession of such information.


III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The members of the Committee are Dr. W. Giles Mellon, Robert Straniere and Dr. Yung Wong. The Committee met five times during the fiscal year ended January 31, 2005.

The Board also has a Nominating Committee comprised of Dr. W. Giles Mellon, Robert Straniere and Dr. Yung Wong to whose discretion the selection and nomination of directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee held one meeting during the fiscal year ended January 31, 2005. Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law.


The following table shows the Directors and Officers of the Fund and their principal occupations during the past five years. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020.


                       Directors and Officers Information
-------------------- ------------ ---------------- ----------------------------------------------------- -------------- ------------
   Name, Address,    Position(s)  Term of Office                  Principal Occupation(s)                  Number of        Other
      and Age        Held with    and Length of                         During Past                       Portfolios   Directorships
                     Fund         Time Served (1)                         5 Years                           in Fund        held by
                                                                                                            Complex       Director
                                                                                                          Overseen by
                                                                                                           Director
------------------------------- -- --------------- ----------------------------------------------------- -------------- ------------
Disinterested Directors:
------------------------------- -- --------------- ----------------------------------------------------- -------------- ------------

Dr. W. Giles Mellon,   Director      Since 1985    Professor Emeritus of Business Administration in the     Eleven          None
Age 74                                             Graduate School of Management, Rutgers University
                                                   with which he has been associated since 1966.
-------------------- ------------ ---------------- ----------------------------------------------------- -------------- ------------
Robert Straniere,      Director     Since 1985     Owner, Straniere Law Firm since 1980, NYS                Eleven         WPG Funds
Esq.,                                              Assemblyman from 1981 to 2004 and counsel at Fisher,                      Group
Age 64                                             Fisher & Berger since 1995.
-------------------- ------------ ---------------- ----------------------------------------------------- -------------- ------------
Dr. Yung Wong,         Director     Since 1985     Managing Director of Abacus Associates, an               Eleven          None
Age 66                                             investment firm, since 1996.

-------------------- ------------ ---------------- ----------------------------------------------------- -------------- ------------

(1) Each Director will hold office for an indefinite term until the earliest of
    (i) the next meeting of shareholders, if any, called for the purpose considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is elected and qualifies.

(2) Steven W. Duff may be deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.



                 Directors and Officers Information (Continued)
-------------------- ------------ ---------------- ----------------------------------------------------- -------------- ------------
   Name, Address,    Position(s)  Term of Office                  Principal Occupation(s)                  Number of        Other
      and Age        Held with    and Length of                         During Past                       Portfolios   Directorships
                     Fund         Time Served (1)                         5 Years                           in Fund        held by
                                                                                                            Complex       Director
                                                                                                          Overseen by
                                                                                                           Director
------------------------------- -- --------------- ----------------------------------------------------- -------------- ------------
Interested Director/Officers:
------------------------------- -- --------------- ----------------------------------------------------- -------------- ------------

Steven W. Duff,      President      Since 1994     President and Manager of Reich & Tang Asset              Sixteen         None
Age 51               and                           Management, LLC (the "Manager") and President of the
                     Director(2)                   Mutual Funds Division of the Manager since August
                                                   1994.  Mr. Duff is also President and
                                                   Director/Trustee of eight other funds in the Reich &
                                                   Tang Fund Complex, Director of Pax World Money Market
                                                   Fund, Inc., Principal Executive Officer of Delafield
                                                   Fund, Inc. and President and Chief Executive Officer
                                                   of Tax Exempt Proceeds Fund, Inc.   Mr. Duff also
                                                   serves as a Director of Reich & Tang Services, Inc.
                                                   and Reich & Tang Distributors, Inc.
-------------------- ------------ ---------------- ----------------------------------------------------- -------------- ------------
Richard De Sanctis,      Vice       Since 2005     Executive Vice President and Chief Financial Officer       N/A            N/A
Age 48                President                    of the Manager.  Associated with the Manager since
                                                   1990. Mr. De Sanctis is also Vice President of ten
                                                   other funds in the Reich & Tang Fund Complex, Vice
                                                   President and Assistant Secretary of Cortland Trust,
                                                   Inc. and serves as Executive Vice President and Chief
                                                   Financial Officer of Reich &  Tang Services, Inc. and
                                                   Reich & Tang Distributors, Inc.
-------------------- ------------ ---------------- ----------------------------------------------------- -------------- ------------
Molly Flewharty,     Vice           Since 1985     Senior Vice President of the Manager. Associated           N/A            N/A
Age 54               President                     with the Manager since December 1977. Ms. Flewharty
                                                   is also Vice President of eleven other funds in the
                                                   Reich & Tang Fund Complex.  Ms. Flewharty also
                                                   serves as Senior Vice President of Reich & Tang
                                                   Distributors, Inc.
-------------------- ------------ ---------------- ----------------------------------------------------- -------------- ------------
Rosanne Holtzer,     Chief                         Senior Vice President, Compliance Officer and             N/A             N/A
Age 40               Compliance                    Assistant Secretary of the Manager.  Associated with
                     Officer,      Since 2004      the Manager since June 1986. Ms. Holtzer is also
                                                   Chief Compliance Officer, Secretary and Assistant
                     Secretary     Since 2001      Treasurer of eleven other funds in the Reich & Tang
                                                   Fund Complex.  Ms. Holtzer also serves as Senior
                     Assistant                     Vice President, Assistant Secretary and Compliance
                     Treasurer     Since 1998      Officer of Reich & Tang Distributors, Inc. and
                     Secretary                     Senior Vice President, Assistant Secretary and Chief
                                                   Compliance Officer of Reich & Tang Services, Inc.
-------------------- ------------ ---------------- ----------------------------------------------------- -------------- ------------
Michael Lydon,       Vice         Since 2005       Executive Vice President and Chief Operations              N/A            N/A
Age 41               President                     Officer of the Manager.  Mr. Lydon has been
                                                   associated with the Manager since January 2005.
                                                   Mr. Lydon was Vice President at Automatic Data
                                                   Processing from July 2000 to December 2004. Prior
                                                   to July 2000, Mr. Lydon was Executive Vice
                                                   President and Chief Information Officer of the
                                                   Manager.  Mr. Lydon is also Vice President of
                                                   eleven other funds in the Reich & Tang Fund
                                                   Complex.  Mr. Lydon also serves as Executive Vice
                                                   President and Chief Operations Officer for Reich &
                                                   Tang Distributors, Inc. and Reich & Tang Services,
                                                   Inc.
-------------------- ------------ ---------------- ----------------------------------------------------- -------------- ------------
Dana E. Messina,     Vice           Since 1985     Executive Vice President of the Manager.  Associated       N/A            N/A
Age 48               President                     with the Manager since December 1980. Ms. Messina is
                                                   also Vice President of eight other funds in the
                                                   Reich & Tang Fund Complex.  Ms. Messina also serves
                                                   as Executive Vice President of Reich & Tang
                                                   Distributors, Inc.
-------------------- ------------ ---------------- ----------------------------------------------------- -------------- ------------
Anthony Pace,        Treasurer      Since 2004     Vice President of the Manager.  Associated with the        N/A            N/A
                     and                           Manager since September 2004.  Mr. Pace was a
                     Assistant                     Director of a Client Service Group at GlobeOp
Age 39               Secretary                     Financial Services, Inc. from May 2002 to August 2004
                                                   and Controller/Director of Mutual Fund Administration
                                                   for Smith Barney Funds Management LLC and Solomon
                                                   Brothers Asset Management Inc. from 1998 to May
                                                   2002.  Mr. Pace is also Treasurer and Assistant
                                                   Secretary of eleven other funds in the Reich & Tang
                                                   Fund Complex.

-------------------- ------------ ---------------- ----------------------------------------------------- -------------- ------------

(1) Each Director will hold office for an indefinite term until the earliest of
    (i) the next meeting of shareholders, if any, called for the purpose considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is elected and qualifies.

(2) Steven W. Duff may be deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.




The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2004:



                                                                               Aggregate Dollar Range of Equity
                                                                           Securities in All Funds Overseen or to be
                                   Dollar Range of Equity Securities in    Overseen by Director or Nominee in Family
Name of Director                                 the Fund                           of Investment Companies
------------------------           ------------------------------------    ------------------------------------------
Disinterested Directors:
------------------------
Dr. W. Giles Mellon                                None                                $10,001 - $50,000
Robert Straniere                                   None                                $10,001 - $50,000
Dr. Yung Wong                                      None                                   Over $100,000


Interested Director:
------------------------
Steven W. Duff                                     None                                   Over $100,000


The Fund paid an aggregate remuneration of $11,877 to its directors with respect to the period ended January 31, 2005, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (see "Investment Advisory and Other Services" herein).

Effective January 1, 2005, Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $2,000 and a fee of $300 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. In addition, beginning in July 2004, the Audit Committee chairman receives an aggregate payment of $1,000 per quarter allocated among the funds of the Reich & Tang Complex on whose audit committee he serves and beginning in January 2005, each member of the Audit Committee receives an aggregate payment of $750 per Audit Committee meeting allocated among the funds of the Reich & Tang Complex. Directors who are affiliated with the Manager do not receive compensation from the Fund (see "Compensation Table").


                                                             Compensation Table


                           Aggregate Compensation    Pension or Retirement     Estimated Annual   Total Compensation From
                               From the Fund       Benefits Accrued as Part     Benefits Upon      Fund and Fund Complex
                                                       of Fund Expenses           Retirement         Paid to Directors*
     Name of Person,
        Position


Dr. W. Giles Mellon,               $4,141                      0                      0              $67,600 (9 Funds)

Director


Robert Straniere,                  $3,868                      0                      0              $64,600 (9 Funds)

Director


Dr. Yung Wong,                     $3,868                      0                      0              $64,600 (9 Funds)

Director



* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending January 31, 2005. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation. A Fund is considered to be part of the same Fund complex if, among other things, it shares a common investment adviser with the Fund.

Information About Proxy Voting

Information regarding the Fund's proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund's Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC's website (http//www.sec.gov). The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On April 30, 2005 there were 64,217,627 Class A shares outstanding, 29,028,660 Class B shares outstanding and 35,932,928 Morgan shares outstanding. As of April 30, 2005, the amount of shares owned by all Officers and Directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of April 30, 2005:


                                                                                             Nature of
Name and Address                                          % of Class                         Ownership
----------------                                          ----------                         ---------
Class A Shares
--------------

Jonathan T. Dawson                                          24.77%                          Beneficial
c/o Dawson-Herman Capital Management
354 Pequot Avenue
Southport, CT  06490-1345

Lehman Brothers                                             13.83%                            Record
For the Exclusive Benefit of Customers
70 Hudson Street - 7th Floor
Jersey City, NJ 07302

Dawson Family Partnership L.P.                               7.85%                          Beneficial
354 Pequot Avenue
Southport, CT  06490-1345

Neuberger & Berman                                           6.42%                            Record
For the Exclusive Benefit of Customers
70 Hudson Street - 7th Floor
Jersey City, NJ 07302

ICCC                                                         6.08%                            Record
Attn:  Mark Heimerl
One South Street - 18th Street
Baltimore,  MD  21202

Class B Shares
--------------
Oppenheimer & Co.                                           24.24%                            Record
For the Benefit of Various Customers
125 Board Street
New York, NY 10004

William B. Sawch                                            19.39%                          Beneficial
146 Lyons Plain Rd.
Weston, CT 06883-3021

Crabtree Irrevocable Trust 1                                17.07%                          Beneficial
Attn:  Robert E. Crabtree, Sr.
1317 Post Road East
Westpost, CT 06880-5506

Mr. Anthony B. Evnin 11.35% Record
364 East Middle Patent Road
Greenwich, CT  06831-2839

Morgan Shares
------------
IFTC/Vista Mutual Funds                                       100%                            Record
210 West 10th Street
JPMorgan Services
Boston, MA  02266-8528


V.  INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company, with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of April 30, 2005, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $17.8 billion. The Manager acts as investment manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

The Manager is a registered investment adviser whose origins date back to 1970. IXIS Asset Management North America, L.P. ("IXIS-AMNA") is the managing member and sole direct owner of the Manager. IXIS-AMNA is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned, principally, directly or indirectly, by three affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"); the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisse d'Epargne; and by CNP Assurances, a French life insurance company.

The fifteen principal subsidiary or affiliated investment management firms and distribution and service groups of IXIS-AMNA, collectively, have more than $185 billion in assets under management or administration as of March 31, 2005.

On January 27, 2005, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to January 31, 2006. The contract may be continued in force for successive twelve-month periods beginning each February 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by a majority of the Directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


In determining whether to approve the continuance of the Investment Management Contract, the Board considered information about the Manager, the performance of the Fund and certain additional factors described below that the Board deemed relevant. The following summary highlights the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Investment Management Contract.


                1) The nature, extent and quality of services provided by the Manager.

                The Board reviewed in detail the nature and extent of the services provided by the Manager under the terms of the Fund's Investment Management Contract and the quality of those services over the past year. The Board noted that the services include managing the investment and reinvestment of the Fund's assets; the provision of reports to the Board regarding changes in portfolio holdings, important developments affecting the entities whose securities are included if the Fund's portfolio, and the money market industry and the economy in general; and the compensation of all officers, Board and employees of the Fund who are officers of the Manager or its affiliates. The Board also observed that the Manager provides various administrative services to the Fund pursuant to the terms of a separate Administrative Services Contract and considered the nature, extent and quality of services provided under that agreement as well. The Board evaluated these factors based on their direct experience with the Manager and in consultation with counsel to the independent Board and Fund counsel. The Board concluded that the nature and extent of the services provided under the Investment Management Contract were reasonable and appropriate in relation to the management fee, that the level of services provided by the Manager had not diminished over the past year and that the quality of services continues to be high. The Board reviewed the personnel responsible for providing advisory services to the Fund and concluded, based on their experience and interaction with the Manager, that (i) the Manager was able to retain quality portfolio managers and other personnel; (ii) the Manager exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Management Contract; (iii) the Manager was responsive to requests of the Board; and (iv) the Manager had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Manager's reputation and long-standing relationship with the Fund and, in particular, the experience of the Manager in advising money market funds. The Board also noted the high quality of services provided by the Manager under the Administrative Services Contract.

                2)      The performance of the Fund and the Manager.

                The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to various peer group categories for the year ended November 30, 2004. The peer group categories included: (i) an asset-based peer group of Connecticut tax free money market funds (i.e., other Connecticut tax free funds that are similar in asset size to the Fund); (ii) a competitors class peer group for each class of the Fund, representing other Connecticut tax free funds that are considered to be competitors of the Fund with similar distribution channels (the "competitors peer group"); (iii) other funds with a similar investment policy to the Fund that are advised or sub-advised by the Manager, of which there were none, however, since there were none in this category, the Board requested and reviewed the contract rate of other state tax free funds advised or sub-advised by the Manager; (iv) other types of accounts, such as institutional and pension accounts, with a similar investment policy to the Fund that are advised or sub-advised by the Manager, of which there were none; and (v) the entire universe of Connecticut tax-free funds as reported by iMoney Net, Inc. (these peer groups are collectively referred to as the "Peer Groups"). The Board used the Fund's performance against the Peer Groups to provide objective comparative benchmarks against which they could assess the Fund's performance. The Board considered those comparisons as helpful in their assessment as to whether the Manager was obtaining for the Fund's shareholders the performance that was available in the marketplace given the Fund's investment objectives, strategies, limitations and restrictions. In particular, the Board noted that the gross performance of the Fund against all the Peer Groups was satisfactory.

                In connection with its assessment of the performance of the Manager, the Board considered the Manager's financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Management Contract. The Board took into account, in this regard, the payments made by the Manager from its own resources to securities brokers, banks and financial institutions or other industry professionals or organizations whose customers are shareholders of the Fund ("Participating Organizations") in connection with distribution assistance and shareholder servicing provided by the Participating Organizations. The Board concluded that the Manager had the financial resources necessary to continue to perform its obligations under the Investment Management Contract and to continue to provide the high quality services that it had provided to the Fund to date.

                3) The cost of the advisory services and the profits to the Manager and its affiliates from the relationship with the Fund.

                In connection with the Board's consideration of the level of the management fee, the Board considered a number of factors. The Board compared the level of the management fee for the Fund against the advisory fees charged by funds in the Peer Groups and the Fund's combined management-administrative fees against fees covering both advisory and administrative services charged by the funds in the Peer Groups. The Board also considered comparative total fund expenses of the Fund and the Peer Groups. The Board used this combined fee information and total expense data as a guide to help assess the reasonableness of the Fund's management fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the Peer Group fund agreements is often not apparent. The Board also viewed the Peer Group fee information as a whole as useful in assessing whether the Manager was providing services at a cost that was competitive with other, similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the management fees after waivers and/or reimbursements. The Board noted that the contract rate of the Fund's combined fees (management and administrative) of the Fund were reasonable when compared to the combined fees of the asset-based and competitors' peer groups. The Board further observed that the total expense ratio of each class of the Fund was satisfactory when compared to the expense ratio of the funds in the competitors' peer group. The Board also noted that the Manager did not advise or sub-advise any other registered investment companies or other types of accounts, such as institutional or pension accounts, with a similar investment policies to the Fund. In this regard, the Board also requested and reviewed the contract rate of other state tax free funds advised or sub-advised by the Manager. The Board concluded that the level of the management fee was reasonable in light of these factors.

                The Board also considered the profitability to the Manager and its affiliates arising out of their relationships with the Fund. In this regard the Board reviewed profitability data relating to the Manager and its affiliates for the year ended December 31, 2004. The Board considered revenues received by the Manager under the Investment Management Contract and Administrative Services Contract as well as revenues received by the Manager's affiliates under the 12b-1 Plans and related agreements, Transfer Agency Agreement and revenues derived from Reich & Tang's cash management business (e.g. checking and debit card services that are offered by Reich & Tang to Fund shareholders through certain Participating Organizations). The Board concluded that the profitability of the Fund to the Manager and its affiliates was not excessive.

                4)The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

                With respect to the Board's consideration of economies of scale, the Board discussed with the Manager whether economies of scale would be realized by it in its management of the Fund at higher asset levels. The Board also discussed with the Manager whether certain of the Manager's costs would increase if asset levels rise and observed that as assets rise, the Manager and its affiliates may be required to pay increased fees to Participating Organizations. The Board also reviewed the Peer Group data to assess whether the Peer Group funds had advisory or administrative fee breakpoints and, if so, at what asset levels. The Board concluded that they were unable to assess at this time whether economies of scale would be realized if the Fund were to experience significant asset growth. In the event there were significant asset growth in the future, the Board determined to reassess whether the management fee appropriately took into account any economies of scale that had been realized as a result of that growth.

                5)      Other Factors.

                In addition to the above factors, the Board acknowledged the importance of the ability of the Manager's affiliate, the distributor, to market the Fund through its distribution networks, including its customer service and administration system with banks and bank customers.

                Based on a consideration of all these factors in their totality, the Board, including all of the disinterested Board, determined that the Fund's management fee was fair and reasonable with respect to the quality of services that the Manager provides and in light of the other factors described above that the Board deemed relevant. The Board based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager also provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates.


The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by a majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


Under the Investment Management Contract, the Manager receives from the Fund a fee equal to 0.30% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. For the Fund's fiscal years ended January 31, 2005, 2004 and 2003, the fees paid to the Manager under the Investment Management Contract were $415,959, $438,403 and $553,715, respectively, none of which were voluntarily waived. The Fund's net assets at the close of business on January 31, 2005 totaled $134,335,656.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to 0.21% per annum of the Fund's average daily net assets. For the Funds' fiscal years ended January 31, 2005, 2004 and 2003, the Manager received a fee of $291,172, $306,822 and $387,601, respectively, none of which were voluntarily waived.


The Manager at its discretion may waive its rights to any portion of the management or the administrative services fee and may use any portion of these fees for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.


Investment management fees and operating expenses which are attributable to all Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder and distribution services provided by Participating Organizations to Fund shareholders pursuant to the Distribution and Service Plans may be compensated by the Fund's distributor from its own resources which includes the shareholder servicing fees and past profits, or by the Manager from its own resources, which includes the management fee, administrative service fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager (see "Distribution and Service Plans" herein).

Distribution and Service Plans


The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020, and an affiliate of the Fund's Manager. Pursuant to Rule 12b-1 under the 1940 Act, the SEC requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements (with respect to all Classes) and Shareholder Servicing Agreements (with respect to Class A and Morgan shares only) with the Distributor, as distributor of the Fund's shares.


Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreements provide that the Distributor will receive nominal consideration (i.e., $1.00) for providing such distribution related services.


Under the Shareholder Servicing Agreements, the Distributor receives from the Fund a fee equal to 0.20% per annum of the Fund's average daily net assets of the Class A and Morgan shares ("the Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts.

The Shareholder Servicing Fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for purposes of providing servicing and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A and Morgan shareholders of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a shareholder servicing fee.

The following table provides the total fees paid by each Class of the Fund pursuant to the Plans and the manner in which payments were made pursuant to the Plans for certain types of activities for the fiscal year ended January 31, 2005:




                                                                              Class A             Class B         Morgan Class of
                                                                               Shares              Shares              Shares
                                                                         ------------------- ------------------- -------------------
Total fees paid by each Class of the Fund under the Plans:                     $149,878              $0               $68,225
------------------------------------------------------------------------ ------------------- ------------------- -------------------
Payments made by the Manager and Distributor to or on behalf of
Participating Organizations:                                                   $210,637           $41,378             $230,323
------------------------------------------------------------------------ ------------------- ------------------- -------------------
Breakdown of payments made pursuant to the Plans for certain types of activities:
------------------------------------------------------------------------ ------------------- ------------------- -------------------
 Advertising:                                                                     $0                 $0                  $0
------------------------------------------------------------------------ ------------------- ------------------- -------------------
Printing and mailing of prospectuses to other than current
shareholders:                                                                   $1,546              $1,545             $5,443
------------------------------------------------------------------------ ------------------- ------------------- -------------------
Compensation to underwriters:                                                    $0                 $0                  $0
------------------------------------------------------------------------ ------------------- ------------------- -------------------
Compensation to broker-dealers:                                               $210,637           $41,378             $230,323
------------------------------------------------------------------------ ------------------- ------------------- -------------------
Compensation to sales personnel:                                               $7,870             $7,867                $0
------------------------------------------------------------------------ ------------------- ------------------- -------------------
Interest, carrying or other financing charges:                                   $0                 $0                  $0
------------------------------------------------------------------------ ------------------- ------------------- -------------------
Travel and entertainment for sales personnel:                                   $411               $412                 $0
------------------------------------------------------------------------ ------------------- ------------------- -------------------
Miscellaneous Expenses:                                                         $79                $77                  $0
------------------------------------------------------------------------ ------------------- ------------------- -------------------


For the fiscal year ended January 31, 2005, the total amount spent pursuant to the Plan for the Class A shares was 0.28% of the average daily net assets of the Class A shares of the Fund, of which 0.19% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.09% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

For the fiscal year ended January 31, 2005, the total amount spent pursuant to the Plan for the Class B shares was 0.21% of the average daily net assets of the Class B shares of the Fund. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

For the fiscal year ended January 31, 2005, the total amount spent pursuant to the Plan for the Morgan Class of shares was 0.66% of the average daily net assets of the Morgan Class of shares of the Fund, of which 0.19% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.47% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

The Plans and the Shareholder Servicing Agreements provide that, in addition to the shareholder servicing fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreements with respect to the Class A and Morgan shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund application forms for shareholder accounts.

The Plans provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Class A and Morgan shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's Class A and Morgan shares, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organization who sell Fund shares. The Distributor may also make payments from time to time from its own resources, which may include the shareholder servicing fee and past profits for the purpose enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, Administrative Service Agreement or the Shareholder Servicing Agreements in effect for that year.


Certain Participating Organizations receive payments from the Distributor for shareholder servicing, administrative, accounting, transfer agency and/or distribution services. The Distributor uses fees it receives from the Fund and, in significant amounts, from its and the Manager's own resources to make these payments. The amount of any payments made to Participating Organizations are based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates.

In accordance with Rule 12b-1, the Plans provide that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes pursuant to the Plans and identifying the servicing and distribution activities for which those expenditures were made.


The Plans were most recently approved on January 27, 2005 to continue in effect until January 31, 2006. Thereafter, the Plans may continue in effect for successive annual periods commencing February 1, provided they are approved by the Class A and Morgan shareholders, respectively, or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund pursuant to the Plans without Class A and Morgan shareholder approval, and that other material amendments must be approved by the Directors, including a majority of Directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans. The Plans may be terminated at any time by a vote of a majority of the disinterested Directors of the Fund or the Fund's Class A and Morgan shareholders, respectively.


Custodian And Transfer Agent


The Bank of New York, 101 Barclay Street, New York, NY 10286, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments. The custodian and transfer agent do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


Counsel and Independent Registered Public Accounting Firm


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022. Matters in connection with Connecticut law are passed upon by Day, Berry and Howard LLP, City Place I, 185 Asylum Street, Hartford, CT 06103.

PricewaterhouseCoopers LLP, Pricewaterhouse Coopers Center, 300 Madison Avenue, New York, NY 10017, independent registered public accounting firm, have been selected as independent registered public accountants for the Fund.


VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is not of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.


No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued has equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into three classes of common stock: Class A, Class B and Morgan Class. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except: (i) the Class A, Class B and Morgan Class shares have different class designations, (ii) only the Class A and Morgan shares are assessed a service fee pursuant to the Plans of the Fund of 0.20% of each Class' shares' average daily net assets, (iii) only the holders of the Class A and Morgan shares are entitled to vote on matters pertaining to the Plans and any related agreements in accordance with provisions of Rule 12b-1, and (iv) the exchange privilege permits stockholders to exchange their shares only for shares of the same class of an investment company that participates on an exchange privilege program with the Fund. Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors,
(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares for each Class of shares is located in the Shareholder Information section of each Prospectus and is hereby incorporated by reference.

Net Asset Value

The Fund does not determine net asset value per share on (i) any day in which the New York Stock Exchange is closed for trading (i.e., New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) on Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)

IX.  TAXATION OF THE FUND

Federal Income Taxes


The Fund has elected to qualify and has qualified in the past under the Code and under Connecticut law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interests of its shareholders, because qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.


The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.


Exempt-interest dividends are excludable from the Fund's shareholders' gross income although the amount of that interest must be disclosed on the shareholders' federal income tax returns. A shareholder should consult his or her tax advisor with respect to whether exempt-interest dividends retain the exclusion under Section 103 (a) of the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the "private activity bonds", if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in computing federal income tax) which would have been allowable if such interest were includable in gross income. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds its alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.

Although not intended, it is possible that the Fund may realize market discount income, short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains are taxable at a maximum rate of 15% to non-corporate shareholders. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.


The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis, 98% of its capital gain net income (generally determined on an October year end), and 100% of any income not distributed in a prior year, the Fund will be subject to a 4% excise tax on the excess of such amounts over the amounts actually distributed.


If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number or the Fund otherwise is informed that backup withholding applies, the Fund is generally required to withhold 28% of taxable interest or dividend payments and also distributions of proceeds from the redemption of shares of the Fund as backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited to a shareholder's ultimate federal income tax liability if proper documentation is supplied.


Dividends and distributions to shareholders will be treated in the same manner for federal and Connecticut income tax purposes whether received in cash or reinvested in additional shares of the Fund.


With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying municipal obligations.

The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt bonds is not deductible by most taxpayers. Therefore, a certain portion of interest on debt incurred or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund.


The U.S. Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Municipal Obligations and to possibly tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.


From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The exemption from federal income tax of exempt-interest dividends does not necessarily result in an exemption under the tax laws of any state or local taxing authority. Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above.

Connecticut Income Taxes

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, in the opinion of Day, Berry & Howard LLP, special Connecticut tax counsel to the Fund, dividends paid by the Fund that qualify as exempt-interest dividends for federal income tax purposes and that are correctly designated by the Fund as derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or any public instrumentality, state or local authority, district or similar public entity created under Connecticut law ("Connecticut Municipal Obligations") or from obligations the interest on which Connecticut is prohibited from taxing by federal law ("Territorial Municipal Obligations") are not subject to the Connecticut tax on the Connecticut taxable income of individuals, trusts and estates (the "Connecticut Personal Income Tax").

Exempt-interest dividends that are not derived from Connecticut Municipal Obligations or Territorial Municipal Obligations and any other dividends of the Fund that are treated as ordinary income for federal income tax purposes are includible in a taxpayer's tax base for purposes of the Connecticut Personal Income Tax.


While capital gain dividends are not anticipated by the Fund, capital gain dividends, whether received in cash or reinvested in additional shares of the Fund and amounts, if any, in respect of undistributed long-term capital gains of the Fund, would be includible in a taxpayer's tax base for purposes of the Connecticut Personal Income Tax, as would gains, if any, recognized upon the redemption, sale, or exchange of shares of the Fund, except that, in the case of taxpayers holding shares of the Fund as capital assets, amounts treated as capital gain dividends for federal income tax purposes that are derived from Connecticut Municipal Obligations are not subject to the tax.


Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than exempt-interest dividends derived from Connecticut Municipal Obligations or Territorial Municipal Obligations, may be subject to the net Connecticut minimum tax.

All dividends paid by the Fund, including exempt-interest dividends, are includible in gross income for purposes of the Connecticut Corporation Business Tax payable by companies taxed as corporations. However, the Corporation Business Tax allows a deduction for a portion of amounts includible in gross income thereunder to the extent they are treated as dividends other than exempt-interest dividends or capital gain dividends for federal income tax purposes, but disallows deductions for expenses related to such amounts.

Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund in their own states and localities.

X.  UNDERWRITERS

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a sales charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreements, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders are not binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended January 31, 2005 and the report therein of PricewaterhouseCoopers LLP are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

Description of Ratings*

Description  of Moody's  Investors  Service,  Inc.'s Two Highest  Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. (c) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

_____________________________________
* As described by the rating agencies

                        CORPORATE EQUIVALENT YIELD TABLE

             (Based on Tax Rates Effective until December 31, 2005)

------------------------------------------------------------------------------------------------------------------------------------
                                            1. If Your Taxable Income Bracket Is.....
--------------- ----------- ------------ ------------- --------------- ------------- ---------------- ----------------- ------------
Corporate             $0-     $50,001-     $75,001-       $100,001-      $335,001-    $10,000,001-     $15,000,001-     $18,333,334
Return            50,000        75,000     100,000         335,000      10,000,000     15,000,000       18,333,333        and over
--------------- ----------- ------------ ------------- --------------- ------------- ---------------- ----------------- ------------
                                           2. Then Your Combined Income Tax Bracket Is . . .
--------------- ----------- ------------ ------------- --------------- ------------- ---------------- ----------------- ------------
Federal
Tax Rate           15.00%      25.00%        34.00%         39.00%         34.00%         35.00%            38.00%           35.00%
--------------- ----------- ------------ ------------- --------------- ------------- ---------------- ----------------- ------------
State
Tax Rate           7.50%        7.50%        7.50%          7.50%          7.50%           7.50%            7.50%             7.50%
--------------- ----------- ------------ ------------- --------------- ------------- ---------------- ----------------- ------------
Combined
Marginal
Tax Rate           21.38%      30.63%        38.95%         43.58%         38.95%         39.88%            42.65%           39.88%
------------------------------------------------------------------------------------------------------------------------------------
                                 3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
Tax Exempt                                                Equivalent Taxable Investment Yield
Yield                                                     Required to Match Tax Exempt Yield
--------------- ----------- ------------ ------------- ---------------- ------------ ---------------- ----------------- ------------
    1.00%          1.27%        1.44%        1.64%           1.77%          1.64%          1.66%            1.74%             1.66%
--------------- ----------- ------------ ------------- ---------------- ------------ ---------------- ----------------- ------------
    1.50%          1.91%        2.16%        2.46%           2.66%          2.46%          2.49%            2.62%             2.49%
--------------- ----------- ------------ ------------- ---------------- ------------ ---------------- ----------------- ------------
    2.00%          2.54%        2.88%        3.28%           3.54%          3.28%          3.33%            3.49%             3.33%
--------------- ----------- ------------ ------------- ---------------- ------------ ---------------- ----------------- ------------
    2.50%          3.18%        3.60%        4.10%           4.43%          4.10%          4.16%            4.36%             4.16%
--------------- ----------- ------------ ------------- ---------------- ------------ ---------------- ----------------- ------------
    3.00%          3.82%        4.32%        4.91%           5.32%          4.91%          4.99%            5.23%             4.99%
--------------- ----------- ------------ ------------- ---------------- ------------ ---------------- ----------------- ------------
    3.50%          4.45%        5.05%        5.73%           6.20%          5.73%          5.82%            6.10%             5.82%
--------------- ----------- ------------ ------------- ---------------- ------------ ---------------- ----------------- ------------
    4.00%          5.09%        5.77%        6.55%           7.09%          6.55%          6.65%            6.97%             6.65%
--------------- ----------- ------------ ------------- ---------------- ------------ ---------------- ----------------- ------------
    4.50%          5.72%        6.49%        7.37%           7.98%          7.37%          7.48%            7.85%             7.48%
--------------- ----------- ------------ ------------- ---------------- ------------ ---------------- ----------------- ------------
    5.00%          6.36%        7.21%        8.19%           8.86%          8.19%          8.32%            8.72%             8.32%
--------------- ----------- ------------ ------------- ---------------- ------------ ---------------- ----------------- ------------
    5.50%          7.00%        7.93%        9.01%           9.75%          9.01%          9.15%            9.59%             9.15%
--------------- ----------- ------------ ------------- ---------------- ------------ ---------------- ----------------- ------------
    6.00%          7.63%        8.65%        9.83%          10.63%          9.83%          9.98%            10.46%            9.98%
--------------- ----------- ------------ ------------- ---------------- ------------ ---------------- ----------------- ------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                         TAXABLE EQUIVALENT YIELD TABLE

             (Based on Tax Rates Effective until December 31, 2005)
--------------------------------------------------------------------------------------------------------------------------
                                      1. If Your Taxable Income Bracket Is . . .
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
Single                 $7,300-         $10,001-           $29,701-        $71,951-           $151,151-       $326,451
Return                  10,000          29,700             71,950           150,150           326,450         and over
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
Joint                  $14,300-        $20,001-           $59,401-        $119,951-          $182,801        $326,451
Return                  20,000         $59,400     $59,401-119,950      182,800        $182,801-326,450      and over

--------------------------------------------------------------------------------------------------------------------------
                                     2. Then Your Combined Income Tax Rate Is .. .
--------------------------------------------------------------------------------------------------------------------------
Federal
Tax Rate               15.00%          15.00%             25.00%            28.00%          33.00%             35.00%
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
State
Tax Rate                3.00%           5.00%              5.00%             5.00%           5.00%              5.00%
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
Combined
Tax Rate               17.55%          19.25%              28.75%           31.60%          36.35%             38.25%
--------------------------------------------------------------------------------------------------------------------------
                          3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
--------------------------------------------------------------------------------------------------------------------------
Tax                                                   Equivalent Taxable Investment Yield
Exempt                                                Required to Match Tax Exempt Yield
Yield
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
      1.00%             1.21%            1.24%             1.40%             1.46%            1.57%           1.62%
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
      1.50%             1.82%            1.86%             2.11%             2.19%            2.36%           2.43%
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
      2.00%             2.43%            2.48%             2.81%             2.92%            3.14%           3.24%
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
      2.50%             3.03%            3.10%             3.51%             3.65%            3.93%           4.05%
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
      3.00%             3.64%            3.72%             4.21%             4.39%            4.71%           4.86%
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
      3.50%             4.24%            4.33%             4.91%             5.12%            5.50%           5.67%
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
      4.00%             4.85%            4.95%             5.61%             5.85%            6.28%           6.48%
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
      4.50%             5.46%            5.57%             6.32%             6.58%            7.07%           7.29%
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
      5.00%             6.06%            6.19%             7.02%             7.31%            7.86%           8.10%
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
      5.50%             6.67%            6.81%             7.72%             8.04%            8.64%           8.91%
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------
      6.00%             7.28%            7.43%             8.42%             8.77%            9.43%           9.72%
------------------ --------------- ----------------- ----------------- ---------------- ----------------- ----------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                                     PART C
                                OTHER INFORMATION
Item 23. Exhibits.

a) Articles of Incorporation of the Registrant filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on May 29, 1998, and incorporated herein by reference.


(a.1) Articles Supplementary of the Registrant filed with the Maryland State Department of Assessments and Taxation on November 29, 2001 filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on May 28, 2004, and incorporated herein by reference.

(b) Amended and Restated By-Laws of Registrant filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed on May 31, 2001, and incorporated herein by reference.

(c) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on May 29, 1998, and incorporated herein by reference.

(d) Investment Management Contract dated October 30, 2000, between the Registrant and Reich & Tang Asset Management LLC, (formerly known as Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated herein by reference.

(e) Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on May 28, 2004, and incorporated herein by reference.

(e.1) Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. for the J.P. Morgan Select Class of Shares, formerly known as Chase Vista Select Class of Shares, filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed on May 31, 2001, and incorporated herein by reference.


(e.2) Amendment dated January 29, 2004 to the Distribution Agreement for the J.P. Morgan Select Class of Shares filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on May 28, 2004, and incorporated herein by reference.

(f)     Not applicable.

(g)     Custody Agreement between the Registrant and The Bank of New York.


(h) Administrative Services Contract dated October 30, 2000, between Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated herein by reference.

(h.1)   Fund Accounting Agreement between the Registrant and The Bank of New
        York.

(h.2) Cash Management Agreement and Related Services Agreement between the Registrant and The Bank of New York.


(h.3) Form of Transfer Agency Agreement and Addendum to the Transfer Agency Agreement between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A on May 31, 2002, and incorporated herein by reference.

(i) Opinion of Battle Fowler LLP as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name in the Prospectus filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on May 29, 1998, and incorporated herein by reference.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

(i.2) Opinion of Day, Berry & Howard, dated May 13, 1985, and Consent of Day, Berry & Howard, dated May 10, 1995, to the use of their name under the heading "Connecticut Income Taxes" in the Prospectus and in the Statement of Additional Information, and under the heading "Counsel and Independent Registered Public Accounting Firm" in the Statement of Additional Information filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on May 29, 1998, and incorporated herein by reference.


(j)     Consent of Independent Registered Public Accounting Firm.

(k) Audited Financial Statements, for fiscal year ended January 31, 2005 filed with Annual Report on Form N-CSR on April 1, 2005, and incorporated herein by reference.

(l) Written assurance of Reich & Tang, Inc. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on May 29, 1998, and incorporated herein by reference.


(m) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on May 28, 2004, and incorporated herein by reference.



(m.1) Distribution and Service Plan pursuant to Rule 12b-1 for the J.P. Morgan Select Class of Shares filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on May 28, 2004, and incorporated herein by reference.

(m.2) Shareholder Servicing Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated herein by reference.

(m.3) Shareholder Servicing Agreement dated October 30, 2000 between the Registrant and Reich & Tang Distributors, Inc. for the J.P. Morgan Select Class of Shares formerly known as Chase Vista Select Class of Shares filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A on May 31, 2001, and incorporated herein by reference.

(m.4) Amendment dated January 29, 2004 to the Shareholder Servicing Agreement for the J.P. Morgan Select Class Shares filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on May 28, 2004, and incorporated herein by reference.

(m.5) Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. (see Exhibit e).

(m.6) Distribution Agreement dated October 30, 2000,between the Registrant and Reich & Tang Distributors, Inc. for the J.P. Morgan Select Class of Shares, formerly known as Chase Vista Select Class of Shares
        (see Exhibit e.1).

(m.7) Amendment dated January 29, 2004 to the to the Distribution Agreement for the J.P. Morgan Select Class of Shares (see Exhibit e.2).

(n) Amendment No. 9 to the Rule 18f-3 Plan for Multi-Class filed as Exhibit n to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on May 30, 2003, and incorporated herein by reference.

(o)     Reserved.

(p) There are no Codes of Ethics applicable to the Registrant because the Registrant is a money market fund.

(q) Powers of Attorney filed with Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed on May 31, 2002, and incorporated herein by reference.

Item 24.      Persons controlled by or Under Common Control with the Fund.


                 The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


Item 25.      Indemnification.


         The Registrant incorporates herein by reference the response to Item 25 of Part C of the Registrant's Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed with the Commission on May 31, 2002.


Item 26.   Business and Other Connections of Investment Advisor.

         The description of Reich & Tang Asset Management, LLC ("RTAMLLC") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.


         RTAMLLC is a limited liability company that is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS-AMNA"). IXIS-AMNA is the managing member and direct owner of RTAMLLC.

         Michael D. Appleton is Vice President, Chief Compliance Officer and Secretary of RTAMLLC. Mr. Appleton has been associated with RTAMLLC and its predecessors since April 2000. Mr. Appleton is also Vice President, Chief Compliance Officer and Secretary of Reich & Tang Distributors, Inc. and Vice President, Compliance Officer and Secretary of Reich & Tang Services, Inc.

         Gary L. Beckham is Assistant Secretary of RTAMLLC. Mr. Beckham has been associated with RTAMLLC since September 2004. Mr. Beckham is also Compliance Officer and Assistant Secretary of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         J. Dennis Delafield is a Managing Director of the Capital Management division of RTAMLLC. Mr. Delafield has been associated with RTAMLLC and its predecessors since December 1991 and is also Chairman, CEO and Director of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

        Richard DeSanctis is Executive Vice President and Chief Financial Officer of RTAMLLC. Mr. DeSanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. DeSanctis is also Vice President of eleven funds in the Reich and Tang Complex and is Executive Vice President Chief Financial Officer of Reich & Tang Distributors, Inc.

        Steven W. Duff is a Manager and President of RTAMLLC and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is also President and a Director/Trustee of nine funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Principal Executive Officer of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Duff also serves as a Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

         Molly Flewharty is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Flewharty has beenassociated with RTAMLLC and its predecessors since December 1977 and is also Vice President of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Flewharty also serves as Senior Vice President of Reich & Tang Distributors, Inc.

         Barbara Francis is a Vice President of RTAMLLC. Ms. Francis has been associated with RTAMLLC and its predecessors since January 1997. Ms. Francis is also a Vice President of Reich & Tang Services, Inc.

         Christopher Gill is a Vice President of RTAMLLC. Mr. Gill has been associated with RTAMLLC and its predecessors since February 1994. Mr. Gill is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Thomas Hernly is a Vice President of RTAMLLC. Mr. Hernly has been associated with RTAMLLC and its predecessors since March 1996. Mr. Hernly is also a Vice President of Reich & Tang Services, Inc.

         Rosanne Holtzer is Senior Vice President, Compliance Officer and Assistant Secretary of the Mutual Funds division of RTAMLLC. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986. Ms. Holtzer is also Chief Compliance Officer, Secretary and Assistant Treasurer of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Holtzer also serves as Senior Vice President, Assistant Secretary and Compliance Officer of Reich & Tang Distributors, Inc. and Senior Vice President, Assistant Secretary and Chief Compliance Officer of Reich & Tang Services, Inc.

         Joseph Jerkovich is a Vice President and Controller of RTAMLLC. Mr. Jerkovich has been associated with RTAMLLC since September 2004. Mr. Jerkovich is also Vice President and Controller of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Cleo Kotis is a Vice President of the Capital Management division of RTAMLLC. Ms. Kotis has been associated with RTAMLLC and its predecessors since December 1993 and is also Chief Operations Officer and Vice President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

         Michael Lydon is Executive Vice President and Chief Operations Officer of RTAMLLC. Mr. Lydon has been associated with RTAMLLC since January 2005. Mr. Lydon was Vice President at Automated Data Processing from July 2002 to December 2004. Prior to July 2000, Mr. Lydon was Executive Vice President and Chief Information Officer of RTAMLLC. Mr. Lydon is also Vice President of eleven funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Lydon is also Executive Vice President and Chief Operations Officer for Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Christine Manna is a Vice President of RTAMLLC. Ms. Manna has been associated with RTAMLLC and its predecessors since June 1995. Ms. Manna is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Dana E. Messina is an Executive Vice President of the Mutual Funds division of RTAMLLC. Ms. Messina has been associated with RTAMLLC and its predecessors since December 1980 and is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Messina also serves as Executive Vice President of Reich & Tang Distributors, Inc.

         Andrew Mintz is a Senior Vice President of RTAMLLC. Mr. Mintz has been associated with RTAMLLC and its predecessors since March 1991. Mr. Mintz is also a Senior Vice President of Reich & Tang Services, Inc.

         Marty O'Connor is a Vice President of RTAMLLC. Mr. O'Connor has been associated with RTAMLLC and its predecessors since March 1992. Mr. O'Connor is also a Vice President of Reich & Tang Services, Inc.

         Thomas O'Malley is Assistant Controller of RTAMLLC. Mr. O'Malley has been associated with RTAMLLC and its predecessors since July 1990. Mr. O'Malley is also Assistant Controller of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Anthony Pace is a Vice President of the Mutual Funds Division of RTAMLLC. Mr. Pace has been associated with RTAMLLC and its predecessors since September 2004. Mr. Pace was a Director of a Client Service Group at GlobeOp Financial Services, Inc. from May 2002 to August 2004 and Controller/Director of Mutual Fund Administration for Smith Barney Funds Management, LLC and Solomom Brothers Asset Management Inc. from 1998 to May 2002, Mr. Pace is also Treasurer and Assistant Secretary of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

         Jeffrey D. Plunkett is a Manager of RTAMLLC. He is also Executive
Vice President and Group General Counsel of IXIS-AMNA since 2001 and served as Senior Vice President and Associate General Counsel of IXIS-AMNA from 1996 to 2000. Mr. Plunkett is also Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Richard Preuss is a Vice President of RTAMLLC. Mr. Preuss has been associated with RTAMLLC and its predecessors since July 1986. Mr. Preuss is also a Vice President of Reich & Tang Services, Inc.

         G. Neal Ryland is a Manager of RTAMLLC. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). He is also Executive Vice President, Risk Management of IXIS-AMNA and Chief Financial Officer of CDCIAMNA and CDCIAMUSCIXIS Asset Management US Corporation, the majority interest holder in IXIS-AMNA . Mr. Ryland was Executive Vice President and Chief Financial Officer of Nvest Corporation and its general partner, Nvest, L.P. companies from December 1996 to October 2000. Mr. Ryland is a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Vincent Sellecchia is a Managing Director of the Capital Management division of RTAMLLC. Mr. Sellecchia has been associated with RTAMLLC and its predecessors since December 1991 and is also President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

         Richard E. Smith, III is a Manager of RTAMLLC and is President and Chief Operating Officer of the Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994. Mr. Smith is also President and Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

         Irene Ward is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Ward has been associated with RTAMLLC and its predecessors since March 1986 and is also Vice President of Tax Exempt Proceeds Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020. Ms. Ward is also Senior Vice President of Reich & Tang Services, Inc.

         Richard I. Weiner is a Vice President of RTAMLLC. Mr. Weiner has been associated with RTAMLLC and its predecessors since August 1970. Mr. Weiner is also a Vice President of Reich & Tang Distributors, Inc.

Item 27. Principal Underwriters.

         (a) Reich & Tang Distributors, Inc., the Registrant's distributor, is also distributor for California Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

         (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Ms. Beardon and Messrs. Plunkett and Ryland is 399 Boylston Street, Boston, MA 02116. For all other persons, the principal business address is 600 Fifth Avenue, New York, NY 10020.




Name                       Positions and Offices with the Distributor           Positions and Offices with the
                                                                                         Registrant
Michael Appleton           Vice President, Chief Compliance Officer and Secretary       None
Beverly M. Beardon         Director                                                     None
Gary Beckman               Compliance Officer and Assistant Secretary                   None
Richard De Sanctis         Executive Vice President and Chief Financial Officer         Vice President
Steven W. Duff             Director                                                     President and Director
Molly Flewharty            Senior Vice President                                        Vice President
Christopher Gill           Vice President                                               None
Rosanne Holtzer            Senior Vice President, Compliance Officer and Assistant      Chief Compliance Officer,
                           Secretary                                                    Secretary and Asst. Treasurer
Joseph Jerkovich           Vice President and Controller                                None
Michael Lydon              Executive Vice President and Chief Operations Officer        Vice President
Christine Manna            Vice President                                               None
Dana Messina               Executive Vice President                                     Vice President
Thomas O'Malley            Assistant Controller                                         None
Jeffrey D. Plunkett        Director                                                     None
G. Neal Ryland             Director None
Richard E. Smith III       President and Director                                       None
Richard Weiner             Vice President                                               None


         (c) Not applicable.

Item 28. Location of Accounts and Records.


        Accounts,  books and other documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management LLC, 600 Fifth Avenue, New York, NY 10020, the Registrant's Manager; at The Bank of New York, 100 Barclay Street, New York, N Y 10286, the Registrant's custodian; and at Reich & Tang Services, Inc., 600 Fifth Avenue, New York, NY 10020, the Registrant's transfer agent and dividend disbursing agent.


Item 29. Management Services.

         Not applicable.


tem 30. Undertakings.

        Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of May, 2005.



                                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.



                                   By: /s/ Steven W. Duff
                                       -------------------------
                                       Steven W. Duff
                                       President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on the date indicated.



            SIGNATURE                          TITLE               DATE
            ---------                          -----               ----

(1)      Principal Executive
         Officer



         /s/Steven W. Duff                    President           May 27, 2005
         ----------------------

         Steven W. Duff


(2)      Principal Financial and
         Accounting Officer


         /s/Anthony Pace                      Treasurer           May 27, 2005
         -------------------
         Anthony Pace



(3)      Majority of Directors



         /s/Steven W. Duff                    Director            May 27, 2005
         ----------------------

         Steven W. Duff


         Dr. W. Giles Mellon*   Director
         Dr. Yung Wong*         Director
         Robert Straniere*      Director


By:      /s/Rosanne Holtzer                                       May 27, 2005
         ------------------


         Rosanne Holtzer
         Attorney-in-Fact*

* Powers of Attorney filed herein.
--------------------

                                  EXHIBIT INDEX

(g)   Custody Agreement between the Registrant and The Bank of New York.


(h.1) Fund Accounting Agreement between the Registrant and The Bank of New York.

(h.2) Cash Management Agreement and Related Services Agreement between the
      Registrant and The Bank of New York.


(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.


(j)   Consent of Independent Registered Public Accounting Firm.